Exhibit 10.7

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CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

[***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

OFFICE LEASE AGREEMENT
BETWEEN
USEF HCG FENTON LLC
(AS LANDLORD)
AND
heron therapeutics, inc.
(AS TENANT)
DATED
AUGUST 22, 2025

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TABLE OF CONTENTS

TABLE OF CONTENTS

1. Definitions and Basic Provisions 1

2. Lease Grant 2

3. Tender of Possession 2

(a) Intentionally Omitted 2

(b) Tender of Possession 2

4. Rent 3

5. Delinquent Payment; Handling Charges 3

6. LETTER OF CREDIT 4

(a) Letter of Credit – General 4

(b) Burndown of Letter of Credit 5

7. Services; Utilities; Common Areas 6

(a) Services 6

(b) Excess Utility Use 7

(c) Common Areas 8

8. Alterations; Repairs; Maintenance; Signs 9

(a) Alterations & Cosmetic Alterations 9

(b) Intentionally Omitted 12

(c) Repairs; Maintenance 12

(d) Mechanic’s Liens 15

(e) Signs 16

(f) Intentionally Omitted 17

9. PERMITTED Use 17

10. Assignment and Subletting 18

(a) Transfers 18

(b) Consent Standards 18

(c) Request for Consent 19

(d) Conditions to Consent 19

(e) Attornment by Subtenants 20

(f) Cancellation 20

(g) Additional Compensation 20

(h) Rent from Assignment or Sublease 21

11. Insurance; Waivers; Subrogation; Indemnity 21

(a) Tenant’s Insurance 21

(b) Landlord’s Insurance 24

(c) Waiver of Subrogation 25

(d) Tenant’s Indemnity 25

(e) Landlord’s Liability; Landlord’s Indemnity 25

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12. Subordination; Attornment; Notice to Landlord’s Mortgagee 26

(a) Subordination 26

(b) Attornment 27

(c) Notice to Landlord’s Mortgagee 27

(d) Landlord’s Mortgagee’s Protection Provisions 27

13. Rules and Regulations 27

14. Condemnation 28

(a) Total Taking 28

(b) Partial Taking - Tenant’s Rights 28

(c) Partial Taking - Landlord’s Rights 28

(d) Award or Compensation for a Taking 28

15. Fire or Other Casualty 28

(a) Repair Estimate 28

(b) Tenant’s Rights 28

(c) Landlord’s Rights 29

(d) Repair Obligation 29

(e) Abatement of Rent 29

16. Personal Property Taxes 30

17. Events of Default 30

(a) Payment Default 30

(b) Abandonment 30

(c) Estoppel/Financial Statement/Commencement Date Letter 30

(d) Insurance 30

(e) Mechanic’s Liens 30

(f) Other Defaults 30

(g) Insolvency 30

18. Remedies 31

19. Payment by Tenant; Non-Waiver; Cumulative Remedies 33

(a) Payment by Tenant 33

(b) No Waiver 33

(c) Cumulative Remedies 33

(d) No Designation 33

(e) No Counterclaims 34

20. Intentionally Omitted 34

21. Surrender of Premises 34

22. Holding Over 34

23. Certain Rights Reserved by Landlord 35

(a) Building Operations 35

(b) Security 35

(c) Repairs and Maintenance 35

(d) Prospective Purchasers and Lenders 35

(e) Prospective Tenants 35

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24. intentionally omitted 36

25. Hazardous Materials 36

26. Parking 38

27. Miscellaneous 39

(a) Landlord Transfer 40

(b) Landlord’s Liability 40

(c) Force Majeure 40

(d) Brokerage 40

(e) Estoppel Certificates 41

(f) Notices 41

(g) Separability 41

(h) Amendments; Binding Effect 41

(i) Quiet Enjoyment 41

(j) No Merger 41

(k) No Offer 41

(l) Entire Agreement 42

(m) Waiver of Jury Trial 42

(n) Governing Law 42

(o) Recording 42

(p) Joint and Several Liability 43

(q) Financial Reports 43

(r) Landlord’s Fees 43

(s) Telecommunications 43

(t) Representations and Warranties 45

(u) Confidentiality 45

(v) Authority 46

(w) Green Building Requirements 46

(x) Party in Interest/Prohibited Transactions 46

(y) Intentionally Omitted 46

(z) REIT Qualification 46

(aa) Time 46

(bb) Counterparts; Electronic Signatures; pdf. Delivery 47

(cc) List of Exhibits 47

28. Intentionally Omitted 47

29. Right of First Refusal 47

30. intentionally omitted 50

31. early occupancy 50

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BASIC LEASE INFORMATION

This Basic Lease Information is attached to and incorporated by reference to that certain Office Lease Agreement between Landlord and Tenant, as defined below.

Lease Date:	August 22, 2025 (“Lease Date”)
Landlord:	USEF HCG FENTON LLC, a Delaware limited liability company
Tenant:	heron therapeutics, inc., a Delaware corporation
Building:

The Building is a four (4) story steel-frame office building (which includes ground floor retail), containing approximately 50,903 rentable square feet, more or less, located at or near 25 Fenton Main Street in Cary, North Carolina 27511 on the land (the “Land”) described on Exhibit B attached hereto and incorporated herein by reference.

The term “Project” shall collectively refer to that certain mixed-use development commonly known as “Fenton”, which contains office, retail, and multi-family space, including, without limitation, the Building, the Land, the driveways, the Parking Areas (as defined in Section 26), and similar improvements and easements associated with the foregoing or the operation thereof, including, without limitation, the Common Areas (as defined in Section 7(c)).

Premises:

Suite No. 300, containing approximately 16,837 rentable square feet, more or less (the “Premises”), on the third (3rd) floor in the Building. The approximate rentable square footage of the Premises has been determined by using a load factor of twelve percent (12%) on the usable square footage of the Premises pursuant to the “Standard Methods of Measurement” published by the Building Owners and Managers Association International (ANSI/BOMA Z65.1-2017) (“BOMA Standards”).

Term:

Approximately one hundred eleven (111) full calendar months, commencing on the Commencement Date and ending at 5:00 p.m. local time on the last day of the one hundred eleventh (111th) full calendar month following the Commencement Date, subject to adjustment and earlier termination as provided in this Lease (the “Initial Term” and, together with the Renewal Term (as defined below), if any, collectively, the “Term”).

Renewal Option:

Subject to and upon the terms of Exhibit G, attached hereto and incorporated herein by reference, Tenant has the option to extend the Initial Term for up to one (1) additional period of eighty-four (84) full consecutive calendar months, commencing immediately after the expiration of the Initial Term (the “Renewal Term”).

Commencement Date:

The earliest of: (a) the date that is nine (9) calendar months following the Delivery Date (as defined below); or (b) the first date on which both of the following have occurred: (i) the Tenant Improvements (as defined in Exhibit D attached hereto and incorporated herein by reference) in the Premises have been Substantially

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Completed (as defined in Exhibit D-1 attached hereto and incorporated herein by reference) by Tenant in accordance with the terms of this Lease, and (ii) Tenant has obtained all necessary approvals and permits from the appropriate governmental authorities as required for the legal occupancy of the Premises for the Permitted Use (as defined herein); or (c) the first date on which Tenant occupies all or any portion of the Premises for the conduct of business therein (the earliest of such dates being referred to herein as “Commencement Date”); provided, however, that the Commencement Date shall be accelerated by the number of days that the achievement of the Substantial Completion (as defined in Exhibit D-1 attached hereto and incorporated herein by reference) of the Tenant Improvements (as defined in Exhibit D attached hereto and incorporated herein by reference) in the Premises is delayed as the result of any Delay Item(s) (as defined in Exhibit D-1 attached hereto and incorporated herein by reference).

Landlord shall deliver the Premises to Tenant in the condition required by this Lease on the date that is one (1) Business Day following the Lease Date (the “Delivery Date”).

Base Rent:	Tenant shall Pay Landlord “Base Rent” in the following amounts for the following periods of time during the Initial Term:

Lease Months	Base Rent Rate (per rentable sq. ft.)	Monthly Base Rent Rate	Annual Base Rent Rate
Months 1 - 12	$36.50	$51,212.54	$614,550.50
Months 13 - 24	$[***]	$[***]	$[***]
Months 25 - 36	$[***]	$[***]	$[***]
Months 37 - 48	$[***]	$[***]	$[***]
Months 49 - 60	$[***]	$[***]	$[***]
Months 61 - 72	$[***]	$[***]	$[***]
Months 73 - 84	$[***]	$[***]	$[***]
Months 85 - 96	$[***]	$[***]	$[***]
Months 97 - 108	$[***]	$[***]	$[***]
Months 109 - 111	$[***]	$[***]	$[***]

Notwithstanding the foregoing Base Rent schedule, Tenant shall be entitled to an abatement of [***] percent ([***]%) of the Base Rent and the estimated Operating Costs (as defined herein) payable hereunder during the first [***] full calendar months of the Term (the “Rent Concession Period”), commencing upon the Commencement Date, which is equal to [***] Dollars ($[***]) per month during the Rent Concession Period, for a total abated amount during the Rent Concession Period of [***] Dollars ($[***]) (the “Rent Concession”). In the event of an Event of Default (as defined herein) by Tenant under this Lease

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beyond any applicable cure period, the Rent Concession referenced above shall be revoked, null and void, and if such an Event of Default (as defined herein) is not cured within applicable grace periods hereunder and, as a result, Landlord exercises Landlord’s remedies under Section 18(b) and/or Section 18(c) of this Lease, then, in addition to any and all other remedies of Landlord set forth in this Lease and/or available at law or in equity, all Base Rent and Operating Costs (as defined herein) otherwise due during the Rent Concession Period shall be amortized on a straight-line basis and any unamortized amounts of the Rent Concession at the time of an Event of Default (as defined herein) shall become immediately due and payable to Landlord. Other than as expressly set forth herein, Tenant shall be obligated to pay Landlord any and all Additional Rent, as hereinafter defined, due during the Rent Concession Period, as and when required hereunder.

Notwithstanding the foregoing or anything in this Lease to the contrary, Landlord may, at Landlord’s option, to be exercised at any time, elect to pay Tenant the amount of any then-remaining Rent Concession in cash (the “Remaining Rent Concession”), whereupon the Rent Concession that was, pursuant to the terms of this Lease, scheduled to occur thereafter shall have no further force or effect, and as of the date of such election by Landlord, this Lease shall be deemed amended to delete the Rent Concession following the date of such election and payment by Landlord. Landlord may exercise such option by delivering written notice to Tenant, with payment of the Remaining Rent Concession to Tenant within thirty (30) days thereafter. In no event shall Landlord be obligated to provide a commission with respect to the Rent Concession or the Remaining Rent Concession, and Landlord and Tenant shall each indemnify the other against all costs, expenses, attorneys’ fees, and other liability for commissions or other compensation claimed with respect to the Rent Concession or the Remaining Rent Concession by any broker or agent claiming the same by, through or under the indemnifying party.

As used herein, the term “Lease Month” shall mean each calendar month during the Term (and if the Commencement Date does not occur on the first (1st) day of a calendar month, the period from the Commencement Date to the first (1st) day of the next calendar month shall be included in the first (1st) Lease Month for purposes of determining the duration of the Term and the monthly Base Rent rate then-applicable for such partial month).

Rent:

“Rent” or “rent” shall mean, collectively, all Base Rent, Additional Rent, Taxes, and Insurance (each as defined in the Lease or in Exhibit C attached hereto and incorporated herein by reference), and any and all other sums that Tenant may owe to Landlord or otherwise be required to pay under this Lease.

Letter of Credit Amount:	[***] Dollars ($[***]) (the “Letter of Credit Amount”), subject to and upon the terms of Section 6 hereof.
Parking:

Landlord (or Landlord’s designee) shall provide Tenant with four (4) unreserved parking permits/spaces per one thousand (1,000) rentable square feet of the Premises in non-exclusive Parking Areas (as defined in Section 26 hereof) in the Project, as designated and directed by Landlord (the “Unreserved Parking Allocation”), for the non-exclusive use by Tenant and Tenant’s employees

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during Normal Business Hours (as defined below), at no cost to Tenant, subject to and upon the terms hereof. See Section 26 hereof for additional terms and conditions regarding parking.
Permitted Use:	General office use, and for no other purpose whatsoever, subject to the restrictions as identified in Exhibit I attached hereto and incorporated herein by reference.
Tenant’s Proportionate Share:

The proportion that the rentable square feet in the Premises bears to the greater of (1) ninety-five percent (95%) of the rentable square feet in the Project (not inclusive of the solely retail or multi-family components therein), and (2) the “weighted average leased percentage of the rentable square feet in the Project (not inclusive of the solely retail or multi-family components therein)” for any calendar year. The weighted average leased percentage of the rentable square feet in the Project (not inclusive of the solely retail or multi-family components therein) for the calendar year in question shall be determined by adding together the total leased rentable square footage totals for the Project (not inclusive of the solely retail or multi-family components therein) on the last day of each month during the calendar year in question and dividing such number by twelve (12) and then dividing the resulting number by the rentable square feet in the Project (not inclusive of the solely retail or multi-family components therein). The final number shall constitute the weighted average leased percentage of the rentable square feet in the Project (not inclusive of the solely retail or multi-family components therein) for such calendar year.

Initial Liability Insurance Amount:	[***] Dollars ($[***])
Broker/Agent:	For Tenant: LEE & ASSOCIATES RALEIGH-DURHAM, LLC For Landlord: Hines Interests Limited Partnership
Tenant’s Address:	Prior to Commencement Date: Heron Therapeutics, Inc. 100 Regency Forest Drive, Suite 300 Cary, NC 27518 Attention: Melissa Jarel Email:[***]	Following Commencement Date: Heron Therapeutics, Inc. 25 Fenton Main Street Cary, North Carolina 27511, Suite 300 Attention: Melissa Jarel Email:[***]
Landlord’s Address:	For all Notices: USEF HCG FENTON LLC c/o Hines Interests Limited Partnership 201 Fenton Gateway Drive, Suite 10 Cary, NC 27511 Attn: Paul Zarian Telephone: [***] Email: [***]

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With required copies to: USEF HCG FENTON LLC 383 17th Street, Suite 100 Atlanta, Georgia 30363 Attn: Fenton Asset Manager Telephone: [***]	USEF HCG FENTON LLC c/o Hines Interests Limited Partnership 201 Fenton Gateway Drive, Suite 10 Cary, NC 27511 Attn: Robert Canepa Email: [***]

The foregoing Basic Lease Information is incorporated into and made a part of this Lease identified above. If any conflict exists between any Basic Lease Information and this Lease, then this Lease shall control.

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OFFICE LEASE AGREEMENT

This Office Lease Agreement (this “Lease”) is entered into as of the Lease Date set forth in the Basic Lease Information attached hereto, between Landlord and Tenant.

1.
Definitions and Basic Provisions. The definitions and basic provisions set forth in the Basic Lease Information (the “Basic Lease Information”) are incorporated herein by reference for all purposes. Additionally, the following terms shall have the following meanings when used in this Lease:
(a)
“Affiliate” means any person or entity which, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with the party in question (and, as used in the foregoing clause, “control” means, with respect to an entity that is a corporation, the right to the exercise, directly or indirectly, of more than fifty percent (50%) of the voting rights attributable to the shares of the controlled corporation and, with respect to an entity that is not a corporation, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of the controlled entity).
(b)
“Base Building Condition” shall mean the base Building construction performed by Landlord, including the Common Area and, to the extent expressly required by terms of Section 9 below, compliance with the Disabilities Act (as defined herein), and as more particularly described on Exhibit D-2 attached hereto and incorporated herein by reference, but not including the Tenant Improvements (as defined in Exhibit D attached hereto and incorporated herein by reference), or any part thereof.
(c)
“Building Standard” shall mean the quantity and quality of materials, finishes, and workmanship from time to time specified as such by Landlord for the Building.
(d)
“Building’s Structure” means the Building’s exterior walls, roof, elevator shafts (if any), footings, foundations, structural portions of load-bearing walls, structural floors and subfloors, and all columns and beams.
(e)
“Building’s Systems” means the Premises’ and Building’s HVAC, life-safety (i.e., sprinkler and fire-alarm), plumbing, electrical, and mechanical and automation systems.
(f)
“Business Day(s)” means Monday through Friday of each week, exclusive of Holidays (as defined herein).
(g)
“Holidays” means New Year’s Day, Martin Luther King Jr. Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day, and any other holiday generally recognized by landlords of office space in the metropolitan Raleigh-Durham office market, as determined by Landlord in good faith.
(h)
“including” means including, without limitation.
(i)
“Laws” means all federal, state, and local laws, ordinances, rules and regulations, all court orders, governmental directives, and governmental orders and all interpretations of the foregoing as same may change from time to time, and all restrictive covenants affecting the Project, and “Law” shall mean any of the foregoing.

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(j)
“Normal Business Hours” means 8:00 a.m. to 6:00 p.m. on Business Days and 8:00 a.m. to 1:00 p.m. on Saturdays, if requested by Tenant, exclusive of Holidays.
(k)
“Rent” or “rent” shall mean, collectively, all Base Rent, Additional Rent, Taxes, and Insurance (each as defined in the Lease or in Exhibit C attached hereto and incorporated herein by reference), and all other sums that Tenant may owe to Landlord or otherwise be required to pay under this Lease.
(l)
“Tenant Party” means any of the following persons: Tenant; any assignees claiming by, through, or under Tenant; any subtenants claiming by, through, or under Tenant; and any of their respective agents, contractors, employees, and invitees.
2.
Lease Grant. Subject to the terms of this Lease, Landlord leases to Tenant, and Tenant leases from Landlord, the Premises (as defined in the Basic Lease Information). Subject to the terms of this Lease, including, without limitation, Landlord’s express maintenance and repair obligations hereunder, if any, and Exhibit D and Exhibit D-1 attached hereto and incorporated herein by reference, Tenant hereby accepts the Premises in “AS IS,” “WHERE IS” and “With All Faults” condition and agrees that Landlord shall have no obligation to provide any materials or labor for the Premises or to put the Premises in a certain condition or order prior to the commencement of any tenant fit-up and finish work.
3.
Tender of Possession.
(a)
Intentionally Omitted.
(b)
Tender of Possession. Notwithstanding any contrary provision contained herein, if Landlord is unable to tender possession of the Premises to Tenant by any certain date, including, without limitation, the Commencement Date and/or the Delivery Date, then: (a) the validity of this Lease shall not be affected or impaired thereby; (b) Landlord shall not be in default hereunder or be liable for damages therefor; and (c) Tenant shall accept possession of the Premises when Landlord tenders possession thereof to Tenant. By taking possession of the Premises, Tenant shall be deemed to have accepted the Premises in its condition as of the date of such occupancy, subject to the performance of punch-list items that remain to be performed by Landlord, if any, pursuant to Exhibit D-1 attached hereto and incorporated herein by reference. Within ten (10) days from receipt from Landlord, Tenant shall execute and deliver to Landlord a letter substantially in the form attached hereto as Exhibit F hereto confirming: (1) the Commencement Date (as defined in the Basic Lease Information) and the expiration date of the initial Term (as defined in the Basic Lease Information); (2) that Tenant has accepted the Premises as of the Delivery Date, subject to the terms and conditions of this Lease; and (3) that Landlord has performed all of its obligations with respect to the Premises (if any); however, the failure of the parties to execute such letter shall not defer the Commencement Date or otherwise invalidate this Lease. Tenant’s failure to execute such document within ten (10) days of receipt thereof from Landlord (i) shall be an Event of Default (as defined in Section 17) under this Lease, (ii) shall be deemed to constitute Tenant’s agreement to the contents of such document, and (iii) shall be deemed to grant authority to Landlord to sign such document as Tenant’s attorney-in-fact; provided, however, none of the foregoing items (i) through (iii) shall apply in the event Tenant responds with a good faith and

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commercially reasonable objection to the contents of the document. Occupancy of the Premises by Tenant prior to the Commencement Date shall be subject to all of the provisions of this Lease excepting only those requiring the payment of Rent.
4.
Rent.
(a)
Tenant shall timely pay to Landlord Rent (as defined in the Basic Lease Information), including the amounts set forth in Exhibit C attached hereto and incorporated herein by reference, without notice, demand, deduction or set-off (except as otherwise expressly provided herein), which payment shall be accompanied by all applicable state and local sales or use taxes. Unless otherwise prohibited by Law, Tenant shall make Rent payments via Automated Clearing House payment processing or other payment process requested by Landlord. The obligations of Tenant to pay Base Rent (as defined in the Basic Lease Information) and other sums to Landlord and the obligations of Landlord under this Lease are independent obligations. Base Rent, adjusted as herein provided, shall be payable monthly in advance. The first (1st) monthly installment of Base Rent shall be payable together with delivery of the Letter of Credit, as the case may be, contemporaneously with the execution of this Lease; thereafter, Base Rent shall be payable on the first (1st) day of each month beginning on the first (1st) day of the second (2nd) full calendar month of the Term. The monthly Base Rent for any partial month at the beginning of the Term shall equal the product of 1/365 of the annual Base Rent in effect during the partial month and the number of days in the partial month and shall be due on the Commencement Date. Payments of Base Rent for any fractional calendar month at the end of the Term shall be similarly prorated. Tenant shall pay Additional Rent, Taxes and Insurance (each as defined in Exhibit C attached hereto and incorporated herein by reference) at the same time and in the same manner as Base Rent.
(b)
If Rent payments are paid by corporate check, then at all times that Landlord shall direct Tenant to pay Rent to a “lockbox” or other depository whereby checks issued in payment of Rent are initially cashed or deposited by a person or entity other than Landlord (albeit on Landlord’s authority), then, for any and all purposes under this Lease: (i) Landlord shall not be deemed to have accepted such payment until ten (10) days after the date on which Landlord shall have actually received such funds, and (ii) Landlord shall be deemed to have accepted such payment if (and only if) within said ten (10) day period, Landlord shall not have refunded (or attempted to refund) such payment to Tenant. Nothing contained in the immediately preceding sentence shall be construed to place Tenant in an Event of Default (as defined herein) of Tenant’s obligation to pay Rent if and for so long as Tenant shall timely pay the Rent required pursuant to this Lease in the manner designated by Landlord.
5.
Delinquent Payment; Handling Charges. If any installment of Base Rent, or any other sums which become owing by Tenant to Landlord under the provisions hereof, is not received within five (5) days after the due date thereof, without in any way implying Landlord’s consent to such past due payment, Tenant, to the extent permitted by law, agrees to pay, in addition to said installment of Base Rent or such other sum owed, a late charge equal to the greater of (a) [***] percent ([***]%) of the installment of Base Rent or such other sums owed

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and (b) [***] Dollars ($[***]), it being understood that said late charge shall constitute liquidated damages and shall be for the purpose of reimbursing Landlord for additional costs and expenses which Landlord presently expects to incur in connection with the handling and processing of delinquent payments of Base Rent and such other sums which become owing by Tenant to Landlord hereunder. Landlord and Tenant expressly covenant and agree that in the event of any such delinquent payment by Tenant, the damages so resulting to Landlord will be difficult to ascertain precisely, and that the foregoing charge constitutes a reasonable and good faith estimate by the parties of the extent of such damages and does not constitute interest. Notwithstanding the foregoing, the foregoing late charges shall not apply to any sums which may have been advanced by Landlord to or for the benefit of Tenant pursuant to the provisions of this Lease. All past due payments required of Tenant hereunder shall bear interest from the date due until paid at the lesser of [***] percent ([***]%) per annum or the maximum lawful rate of interest (such lesser amount is referred to herein as the “Default Rate”). Any such late charge and interest payment shall be payable as Additional Rent under this Lease, shall not be considered a waiver by Landlord of any default by Tenant hereunder, and shall be payable immediately on demand. In no event, however, shall the charges permitted under this Section 5 or elsewhere in this Lease, to the extent they are considered to be interest under applicable Law, exceed the maximum lawful rate of interest.
6.
letter of credit.
(a)
Letter of Credit – General. Contemporaneously with Tenant’s execution and delivery of this Lease, Tenant shall deliver to Landlord a clean, irrevocable letter of credit (the “Letter of Credit”) established in Landlord’s (and Landlord’s successors’ and assigns’) favor in the Letter of Credit Amount (as defined in the Basic Lease Information), issued by a federally insured (i.e., by the FDIC) banking or lending institution with a retail banking branch in the continental United States reasonably acceptable to Landlord (the “Issuer”) and in other form and substance reasonably acceptable to Landlord. The Letter of Credit shall specifically provide for partial draws, shall be “Evergreen” which shall be extended annually, without amendment, for additional one-year periods, shall have a term that is self-renewing until sixty (60) days after the expiration of the Term and shall by its terms be transferable by the beneficiary thereunder. Tenant shall be solely responsible for all cost of transferring the Letter of Credit. If Tenant fails to make any payment of Rent or other charges due to Landlord under the terms of this Lease, or is in an Event of Default, beyond any applicable notice and cure period, Landlord, at Landlord’s option, may make a demand for payment under the Letter of Credit in an amount equal to the amounts then due and owing to Landlord under this Lease. In the event that Landlord draws upon the Letter of Credit, Tenant shall present to Landlord a replacement Letter of Credit in the full Letter of Credit Amount satisfying all of the terms and conditions of this Section 6(a) within ten (10) days after receipt of notice from Landlord of such draw. Tenant’s failure to do so within such ten (10)-day period will constitute an Event of Default hereunder (Tenant hereby waiving any additional notice and grace or cure period), and upon such Event of Default Landlord shall be entitled to immediately exercise all rights and remedies available to it hereunder, at law or in equity. In the event that the Letter of Credit has an expiration date earlier than the expiration date of this Lease and Tenant has not presented to Landlord a replacement

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Letter of Credit which complies with the terms and conditions of this Lease on or before thirty (30) days prior to the expiration date of any such Letter of Credit then held by Landlord, then Tenant shall be deemed in an Event of Default hereunder and Landlord, in addition to all other rights and remedies provided for hereunder, shall have the right to draw upon the Letter of Credit then held by Landlord and any such amount paid to Landlord by the Issuer of the Letter of Credit shall be held in a segregated account by Landlord as security for the performance of Tenant’s obligations hereunder. Any interest earned on such amounts shall be the property of Landlord. Landlord’s election to draw under the Letter of Credit and to hold the proceeds of the drawing under the Letter of Credit in a segregated account shall not be deemed a cure of any Event of Default by Tenant hereunder and shall not relieve Tenant from its obligation to present to Landlord a replacement Letter of Credit which complies with the terms and conditions of this Lease. Tenant acknowledges that any proceeds of a draw made under the Letter of Credit and thereafter held in a segregated account by Landlord may be used by Landlord to cure or satisfy any obligation of Tenant hereunder as if such proceeds were instead proceeds of a draw made under a Letter of Credit that remained outstanding and in full force and effect at the time such amounts are applied by Landlord to cure or satisfy any such obligation of Tenant. Tenant hereby affirmatively disclaims any interest Tenant has, may have, claims to have, or may claim to have in any proceeds drawn by Landlord under the Letter of Credit and held in accordance with the terms hereof. Without limiting the generality of the foregoing, Tenant expressly acknowledges and agrees that at the end of the Term of this Lease (whether by expiration or earlier termination hereof), and if Tenant is not then in an Event of Default under this Lease, Landlord shall return to the Issuer of the Letter of Credit or its successor (or as such Issuer may direct in writing) any remaining and unapplied proceeds of any prior draws made under the Letter of Credit, and Tenant shall have no rights, residual or otherwise, in or to such proceeds. In addition to the foregoing, Landlord will have the right to require Tenant to have a new Letter of Credit issued in accordance with the above requirements from a different Issuer if any of the following events (collectively, “Issuer Events”) occur within ten (10) business days following receipt (or deemed receipt) from Landlord of notice of the occurrence of such Issuer Event: (i) the Tier-1 Capital Ratio (as defined below) of such Issuer subsequently falls below five percent (5%), (ii) if the Issuer becomes subject to an FDIC or similar state or federal receivership or conservatorship and the Letter of Credit is repudiated or terminated in connection therewith, (iii) the original Issuer is placed on an FDIC “watch list”, or (iv) if Landlord analyzes such Issuer’s capitalization, asset quality, earnings, and/or liquidity and in Landlord’s sole and absolute discretion, disapproves of such Issuer’s financial wherewithal and ability to remain as the Issuer of the Letter of Credit. As used herein, the term “Tier-1 Capital Ratio” shall mean, as to an Issuer, the ratio of (i) the sum of common stockholders’ equity, non-cumulative perpetual preferred stock, and minority interests in consolidated subsidiaries, less intangible assets, to (ii) total assets, all as calculated pursuant to and in accordance with 12 CFR Part 325, such ratio being a measure of such bank’s or institution’s availability of core capital to satisfy unexpected losses.

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(b)
Burndown of Letter of Credit. Notwithstanding the foregoing, or any contrary provision contained in this Section 6 or elsewhere in this Lease, provided that, as of the Burndown Date (as defined below), (i) this Lease is in full force and effect; (ii) Tenant is occupying one hundred percent (100%) of the Premises; and (iii) no Event of Default (as defined herein) under this Lease by Tenant has occurred prior to the Burndown Date (as defined below), the Letter of Credit Amount shall be reduced by [***] ($[***]) (the “Reduction Amount”) on the date that is [***]([***]) full calendar months after the Commencement Date (the “Burndown Date”). Tenant shall deliver written notice to Landlord on or after the Burndown Date wherein Tenant (a) provides an updated Letter of Credit showing the Letter of Credit Amount reduced by the Reduction Amount, and (b) represents and warrants to Landlord that the conditions listed as (i) through (iii) in the immediately foregoing sentence have been met as of the Burndown Date, along with any other information as Landlord may reasonably request to confirm the accuracy of the same (the “Burndown Notice”).
7.
Services; Utilities; Common Areas.
(a)
Services. Subject to and upon the terms hereof, Landlord shall furnish to Tenant from and after the Commencement Date: (i) water at those points of supply provided for general use of tenants of the Building as designated by Landlord on the Tenant Working Drawings (as defined in Exhibit D-1 attached hereto and incorporated herein by reference); (ii) heated and refrigerated air conditioning as appropriate, at such temperatures and in such amounts as are required by governmental authority or as Landlord reasonably determines are standard for the Building; (iii) janitorial service to the Premises on weekdays (on a schedule determined by Landlord), other than Holidays, for Building-standard installations; (iv) elevators for ingress and egress to the floor on which the Premises are located, in common with other tenants, provided that Landlord may limit the number of operating elevators during non-business hours, during repairs, and Holidays; and (v) electrical current during Normal Business Hours for equipment lighting and current for the Common Areas of the Building in the manner and to the extent deemed by Landlord to be “standard” and sufficient electric lighting and current for Tenant within its Premises in accordance with the Base Building Condition. If Tenant desires any of the services specified in Section 7(a)(ii) at a time other than Normal Business Hours, then such services shall be supplied to Tenant upon the written request of Tenant delivered to Landlord before 3:00 p.m. on the Business Day preceding such extra usage, and Tenant shall pay to Landlord the cost of such services within thirty (30) days after Landlord has delivered to Tenant an invoice therefor. The costs incurred by Landlord in providing HVAC service to Tenant at a time other than Normal Business Hours, shall be [***] ($[***]) per hour, subject to adjustment from time to time, plus applicable start-up fees if Tenant’s request for such service is not made during Normal Business Hours. Landlord will be permitted, without prior written notice to Tenant, to interrupt such services as needed to perform repairs and maintenance or in connection with the construction of other tenants’ premises. Any above-standard services provided to Tenant shall be provided at Tenant’s expense, which charges shall be considered Additional Rent, and which Tenant shall pay promptly upon being invoiced therefor.

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(b)
Excess Utility Use. If Tenant’s use of electric current exceeds [***]([***]) Watts per usable square foot connected load for electrical consumption as described in Section 7(a), Tenant shall pay on demand the cost (determined in good faith by Landlord) of any such excess current and the cost of the design and installation of any additional electrical equipment (or any related meter) necessary to transform, provide and meter such additional electrical requirements subject to the approval of Landlord. Further, Landlord reserves the right to separately submeter any electrical equipment which operates twenty-four (24) hours per day at Tenant’s sole cost, including the installation of a sub-fed panel if Tenant’s breaker-demands exceed Tenant’s pro-rata share of electricity, which pro-rata share is equal to approximately [***] percent ([***]%). Whenever heat generating machines or equipment (other than general office machines as described hereinbefore) are used in the Premises by Tenant which affect the temperature otherwise maintained by the air conditioning system or otherwise overload any utility, Landlord shall have the right to install supplemental air conditioning units or other supplemental equipment in the Premises, and the cost thereof (as determined in good faith by Landlord), including without limitation, the cost of design, installation, operation, use and maintenance, shall be paid by Tenant as a user as established by the applicable rate classification published from time to time by the local electric power company or other utility supplier. The obligation of Landlord hereunder to make available such utilities shall be subject to the rules and regulations of the supplier of such utilities and of any municipal or other governmental authority regulating the business of providing such utility service. Tenant will be billed monthly for all such additional utility service and all such charges shall be considered due upon delivery of such bill and be deemed as so much additional Rent due from Tenant to Landlord. Landlord may, upon not less than thirty (30) days’ prior written notice to Tenant, discontinue any such service to the Premises, provided Landlord first arranges for a direct connection thereof through the supplier of such service. Tenant shall, however, be responsible for contracting with the supplier of such service and for paying all deposits for, and costs relating to, such service. Landlord shall use reasonable efforts to restore any service required of it that becomes unavailable; however, Landlord shall not in any way be liable or responsible to Tenant for any loss or damages or expense which Tenant may sustain or incur if either the quantity or character of any utility service is changed or is no longer available or is no longer suitable for Tenant’s requirements. Tenant covenants and agrees that at all times its use of electric current shall never exceed the capacity of existing electrical service allocated to the Tenant in the Building or the risers or wiring installations. Any riser or risers, wiring, circuit breakers, panels or other equipment or devices required or necessary to meet Tenant’s excess electrical requirements upon written request of Tenant will be installed by Landlord at the sole cost and expense of Tenant (if, in Landlord’s sole judgment, the same are necessary and will not cause permanent damage or injury to the Building or the Premises or cause or create a dangerous or hazardous condition or entail excessive or unreasonable alterations, repairs or expense or interfere with or disturb other tenants or occupants). At any time when Landlord is making such additional utility service available to the Premises pursuant to this Subsection, Landlord may, at its option, upon reasonable advance notice to Tenant (except no advance notice is required in

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case of an emergency) discontinue the availability of such additional utility service. If Landlord gives any such notice of discontinuance, Landlord shall make all the necessary arrangements with the public utility supplying the utilities to the Premises with respect to obtaining such additional utility service to the Premises, but Tenant will contract directly with such public utility for the supplying of such additional utility service to the Premises. Unless otherwise agreed by Landlord in writing, all electrical equipment to be installed in the Premises pursuant to this Section 7(b) shall be installed in the Premises, and not otherwise. Failure to any extent to make available, or any slow-down, stoppage or interruption of, these defined services resulting from any cause (including, but not limited to, Landlord’s compliance with (a) any voluntary or similar governmental or business guideline now or hereafter published or (b) any requirements now or hereafter established by any governmental agency, board or bureau having jurisdiction over the operation and maintenance of the Building) shall not render Landlord liable in any respect for damages to either person, property, or business, nor be construed as an eviction of the Tenant or work as an abatement of Rent, nor relieve Tenant from fulfillment of any covenant or agreement hereof. Should any equipment or machinery furnished by Landlord break down or for any cause cease to function properly, Landlord shall use reasonable diligence to repair same promptly, but Tenant shall have no claim for abatement of rent or damages on account of any interruptions in service occasioned thereby or resulting therefrom.
(c)
Common Areas. As used herein, the term “Common Area” is defined for all purposes of this Lease as that part of the Project intended for the common use of all tenants, including among other facilities, the ground floor lobby, elevator lobbies and hallways/corridors on multi-tenant floors, parking areas, private streets and alleys, landscaping, curbs, loading areas, sidewalks, malls and promenades (enclosed or otherwise), lighting facilities, drinking fountains, meeting rooms, restrooms on multi-tenant floors and/or the lobby, the Parking Areas, and the like, but excluding: (i) space in buildings (now or hereafter existing) designated for rental for commercial purposes, as the same may exist from time to time; (ii) streets and alleys maintained by a public authority; (iii) areas within the Project which may from time to time not be owned by Landlord (unless subject to a cross-access easement or agreement benefiting the area which includes the Building); and (iv) areas leased to a single-purpose user where access is restricted. In addition, although the roof of the Building is not literally part of the Common Area, it will be deemed to be so included for purposes of: (i) Landlord’s ability to prescribe rules and regulations regarding same; and (ii) its inclusion for purposes of Operating Costs reimbursements. Landlord reserves the right to change from time to time the dimensions and location of the Common Area, as well as the dimensions, identities, locations and types of any buildings, signs or other improvements in the Project. For example, and without limiting the generality of the immediately preceding sentence, Landlord may from time to time substitute for any parking area other areas reasonably accessible to the tenants of the Building, which areas may be elevated, surface or underground. Tenant, and its employees and customers, and when duly authorized pursuant to the provisions of this Lease, its subtenants, licensees and concessionaires, shall have the non-exclusive right to use the Common Area as constituted from time to time, such

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use to be in common with Landlord, other tenants in the Building, and other persons permitted by Landlord to use the same, and subject to rights of governmental authorities, easements, other restrictions of record, and such reasonable rules and regulations governing use as Landlord may from time to time prescribe. For example, and without limiting the generality of Landlord’s ability to establish rules and regulations governing all aspects of the Common Area, Tenant agrees as follows:

(i) Tenant shall not solicit business within the Common Area nor take any action which would interfere with the rights of other persons to use the Common Area.

(ii) Landlord may temporarily close any part of the Common Area for such periods of time as may be necessary to hold private events, make repairs or alterations or to prevent the public from obtaining prescriptive rights.

8.
Alterations; Repairs; Maintenance; Signs.
(a)
Alterations & Cosmetic Alterations.
(i)
Definitions of Alterations and Cosmetic Alterations. Tenant shall not make any alterations, additions, improvements, and/or any other modifications to the Premises (collectively, the “Alterations”) without the prior written consent of Landlord, such consent not to be unreasonably withheld, conditioned or delayed; provided however, that, notwithstanding the foregoing, or any contrary provision contained herein, it shall not be deemed unreasonable if Landlord withholds Landlord’s consent to any Alterations for any one (1) or more of the following reasons (and Landlord may reasonably withhold Landlord’s consent to any Alterations for any one or more of the following reasons): (a) the proposed Alterations will not comply with all applicable Laws; (b) the proposed Alterations will not equal or exceed the then-current Building standard; (c) the proposed Alterations not exceed or adversely affect the capacity, maintenance, operating cost or integrity of the Building’s structure and/or any of the Building’s heating, ventilating, air conditioning, plumbing, mechanical, electrical, communications, and/or other systems, in Landlord’s sole but commercially reasonable discretion; (d) the proposed Alterations would alter the exterior of the Building in any way; and/or (e) the proposed Alterations would violate any agreement which affects the Building and/or which otherwise binds Landlord. Notwithstanding the foregoing, Landlord hereby agrees that the following shall not be deemed to be “Alterations” hereunder: (i) non-structural cosmetic improvements to the Premises which (W) do not affect any of the Building’s Systems and/or the structural strength of the Building and/or any structural components of the Building; and (X) do not require penetrations into the floor, ceilings or walls (provided, however, that the restriction in the immediately foregoing item (X) shall not apply to: (1) alterations, improvements, and/or any other modifications to ceilings with respect to ceiling tiles or sheetrock ceilings installed by Tenant within the Premises, and/or (2) alterations, improvements, and/or any other

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modifications to walls with respect to interior walls in the Premises—i.e., those walls within the Premises which are not shared, in whole or in part, with other tenants, the Common Areas of the Building, and/or the curtain wall of the Building—that are not fire-rated partitions); and (Y) are not visible from the exterior of the Premises and/or the Building, or any respective portions thereof; and (Z) do not cost more than [***] Dollars ($[***]) in the aggregate or individually during any twelve (12) month period during the Term (the foregoing item (i), being collectively, referred to herein as “Cosmetic Alterations”); and (ii) the installation of unattached, movable trade fixtures in the Premises which may be installed without drilling, cutting or otherwise defacing the Premises.
(ii)
General Requirements for Cosmetic Alterations. Tenant shall only use a properly licensed contractor to construct any and all Cosmetic Alterations and shall obtain all applicable building permits if required by applicable Law. In connection with any and all Alterations and any and all Cosmetic Alterations, as the case may be, Tenant shall comply with the provisions of Section 8(c) below regarding the appointment of a mechanics lien agent, as well as all other terms and provisions of this Lease.
(iii)
General Requirements for Alterations. Tenant shall only use a properly licensed contractor to construct any and all Alterations and shall obtain all applicable building permits if required by applicable Law. Tenant shall furnish complete plans and specifications of any and all Alterations to Landlord for Landlord’s prior written approval at the time Tenant requests Landlord’s consent to any and all Alterations. Notwithstanding anything contained to the contrary in this Lease, no alterations, penetrations, or other modifications (including the initial improvements) may be made to the ceiling beams, columns, ceiling system, panels, and/or steel frame structure within or above the Premises, nor may Tenant deface or otherwise alter or modify the steel frame structure within or above the Premises in any way whatsoever. Subsequent to obtaining Landlord’s consent and approval by Landlord of Tenant’s plans and prior to commencement of any and all Alterations, Tenant shall deliver to Landlord any building permit required by applicable Law and a copy of the executed construction contract(s). Tenant shall reimburse Landlord within ten (10) days after the rendition of a bill for all of Landlord’s actual out-of-pocket costs incurred in connection with any and all Alterations, including any and all management (subject to the limits set forth herein), engineering, outside consulting, and construction fees incurred by or on behalf of Landlord for the review and approval of Tenant’s plans and specifications for such Alterations, and for the monitoring of construction of such Alterations, plus an administrative fee of [***] percent ([***]%) of the hard and softs costs of such Alterations. With respect to any and all such Alterations costing [***] Dollars ($[***]) or less, if Tenant requests that Landlord perform such Alterations, then such Alterations shall be subject to an administrative fee of [***] percent ([***]%) of the total “hard costs” of such Alterations (the “Alterations Administration Fee”), which Alterations Administration Fee shall be

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payable by Tenant to Landlord within ten (10) Business Days after Tenant’s receipt of invoice therefor. With respect to any and all such Alterations costing more than [***] Dollars ($[***]), such Alterations shall be subject to a fee payable by Tenant to Landlord and stipulated as follows: (A) in the event that Landlord (or Landlord’s designee) shall act as the construction manager for the supervision of the construction of such Alterations, then Landlord (or Landlord’s designee) shall be paid a construction management fee of [***] percent ([***]%) of the total “hard costs” of such Alterations (the “Alterations Construction Management Fee”), which Alterations Construction Management Fee shall be payable by Tenant to Landlord within ten (10) Business Days after Tenant’s receipt of invoice therefor; and (B) if Tenant elects to hire a third party as the construction manager for such Alterations, then Landlord shall receive a supervisory fee or [***] percent ([***]%) of the total “hard costs” of such Alterations (the “Alterations Supervisory Fee”), which Alterations Supervisory Fee shall be payable by Tenant to Landlord within ten (10) Business Days after Tenant’s receipt of invoice therefor. If Landlord consents to the making of any Alterations, then such Alteration shall be made by Tenant, at Tenant’s sole cost and expense, by a licensed contractor approved in writing by Landlord in writing, in advance, from Landlord’s pre-approved list of contractors, or otherwise approved by Landlord in writing, in advance, in Landlord’s sole discretion. Tenant shall require its contractor for any and all Alterations to maintain insurance in such amounts and in such form as Landlord may require, in Landlord’s commercially reasonable discretion
(iv)
Additional Requirements for Alterations and Cosmetic Alterations. Without Landlord’s prior written consent, Tenant shall not use any portion of the Common Areas either within or without the Project in connection with the making of any Alterations and/or any Cosmetic Alterations, as the case may be. If any Alterations d/or any Cosmetic Alterations, as the case may be, which Tenant causes to be constructed result in Landlord being required to make any alterations, repairs, and/or improvements to other portions of the Project in order to comply with any applicable Laws or address impacts thereto, then Tenant shall reimburse Landlord upon demand for all costs and expenses incurred by Landlord in making such alterations, repairs, and/or improvements. Any and all Alterations and/or Cosmetic Alterations (except for any of Tenant’s moveable items of personal property and/or any of Tenant’s trade fixtures which are not affixed to the Premises or otherwise built into the Premises), as the case may be, made by Tenant shall become the property of Landlord upon installation, and shall remain on and be surrendered with the Premises upon the expiration or sooner termination of this Lease, unless Landlord requires the removal of such Alterations as evidenced by written notice to Tenant at the time that Landlord approves the applicable Alterations. If Landlord requires the removal of any such Alterations (as evidenced by written notice from Landlord to Tenant at the time that Landlord approves the applicable Alterations regarding any such required removal(s)), then Tenant shall, at

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Tenant’s sole cost and expense, forthwith and with all due diligence (but in any event, not later than ten (10) days after the expiration or earlier termination of this Lease) remove all or any portion(s) of any Alterations made by Tenant which are designated by Landlord to be removed (including without limitation stairs, bank vaults, and cabling, if applicable), and repair and restore the Premises in a good and workmanlike manner to their original condition, reasonable wear and tear excepted. All construction work done by Tenant within the Premises shall be performed in a good and workmanlike manner with new materials of first-class quality, lien-free and in compliance with all Laws, and in such manner as to cause a minimum of interference with other construction in progress and with the transaction of business in the Project. Tenant agrees to indemnify, defend and hold Landlord harmless against any loss, liability or damage resulting from such work, and Tenant shall, if requested by Landlord, furnish a bond or other security satisfactory to Landlord against any such loss, liability or damage. The foregoing indemnity shall survive the expiration or earlier termination of this Lease for a period of twelve (12) full calendar months. Landlord’s consent to or approval of any alterations, additions or improvements (or the plans therefor) shall not constitute a representation or warranty by Landlord, nor Landlord’s acceptance, that the same comply with sound architectural and/or engineering practices or with any or all applicable Laws, and Tenant shall be solely responsible for ensuring all such compliance. All voice, data, video, audio and other low voltage control transport system cabling and/or cable bundles installed in the Building by Tenant or its contractor shall be (A) plenum rated and/or have a composition makeup suited for its environmental use in accordance with NFPA 70/National Electrical Code; (B) labeled every ten (10) feet with the Tenant’s name and origination and destination points; (C) installed in accordance with all EIA/TIA standards and the National Electric Code; and (D) installed and routed in accordance with a routing plan showing “as built” or “as installed” configurations of cable pathways, outlet identification numbers, locations of all wall, ceiling and floor penetrations, riser cable routing and conduit routing (if applicable), and such other information as Landlord may request. The routing plan shall be available to Landlord and its agents at the Building upon request. Tenant shall reimburse Landlord for Landlord’s costs associated with Landlord’s review of materials for any proposed Tenant alteration, addition or improvement, plus an administrative fee of [***] percent ([***]%).
(b)
Intentionally omitted.
(c)
Repairs; Maintenance.
(i)
By Landlord. Landlord shall, subject to reimbursement as set forth in Exhibit C attached hereto and incorporated herein by reference, keep and maintain in good repair and working order and make repairs to and perform maintenance upon: (1) structural elements of the Building; (2) standard mechanical (including HVAC), electrical, plumbing and fire/life safety systems serving the

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Building generally; (3) Common Areas; (4) the roof of the Building; (5) exterior windows of the Building; and (6) elevators serving the Building. Landlord shall not be liable for any failure to make any such repairs or to perform any maintenance unless such failure shall persist for a period of ten (10) days after written notice of the need of such repairs or maintenance is given to Landlord by Tenant (provided, however, that if such repairs cannot reasonably be completed within ten (10) days despite Landlord’s best efforts, then Landlord shall not be liable so long as Landlord continues to make good faith, commercially reasonable efforts to diligently prosecute the completion of the same), in which event, after the expiration of such ten (10)-day period (as may be extended pursuant to the foregoing, Tenant shall be entitled to a day-for-day abatement of Base Rent until the applicable repairs are made. If any of the foregoing maintenance or repair is necessitated due to the acts or omissions of any Tenant Party, and subject to the any waiver of subrogation as provided in this Lease, Tenant shall pay the costs of such repairs or maintenance to Landlord within thirty (30) days after receipt of an invoice, together with an administrative charge in an amount equal to [***] percent ([***]%) of the cost of the repairs. Landlord shall not be liable to Tenant for any interruption of Tenant’s business or inconvenience caused due to any work performed in the Premises or in the Building pursuant to Landlord’s rights and obligations under this Lease, provided that Landlord shall use commercially reasonable efforts (but at no material cost to Landlord) to ensure that Landlord’s construction or maintenance activities in or proximate to the Building (but not including, in any event, the construction or other activities in connection with the expansion of the Project, including, without limitation, the construction of “Phase II’ of the Project, and/or any portion(s) thereof) do not unreasonably interfere with Tenant’s business operations in the Premises during Normal Business Hours. To the extent allowed by law, Tenant waives the right to make repairs at Landlord’s expense under any law, statute or ordinance now or hereafter in effect.
(ii)
By Tenant. Tenant shall, at its sole cost and expense, promptly perform all maintenance and repairs to the Premises that are not Landlord’s express responsibility under this Lease and shall keep the Premises in good condition and repair, ordinary wear and tear excepted. Tenant’s repair obligations include, without limitation, repairs to, or replacements of: (1) floor covering and/or raised flooring; (2) interior partitions; (3) doors; (4) the interior side of demising walls; (5) electronic, phone and data cabling and related equipment (collectively, “Cable”) that is installed by or for the benefit of Tenant and located in the Premises or other portions of the Building (to the extent the service providers of such Cable are not expressly obligated to maintain and/or repair such Cable pursuant to the terms of a valid, current written agreement between Landlord and such Cable service provider(s)); (6) supplemental air conditioning units, private showers and kitchens, including hot water heaters, plumbing, dishwashers, ice machines and similar facilities serving Tenant exclusively; (7) light bulbs and tubes and light fixtures; (8) phone rooms used exclusively by Tenant; (9) Alterations performed by contractors retained by or

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on behalf of Tenant, including related HVAC balancing; and (10) all of Tenant’s furnishings, trade fixtures, equipment and inventory. Landlord reserves the right to perform any of the foregoing maintenance or repair obligations or require that such obligations be performed by a contractor approved by Landlord, provided that Landlord shall be solely responsible for the costs of such maintenance and repairs unless Landlord is entitled to the Self-Help Reimbursement as set forth below. All work shall be performed in accordance with the rules and procedures described in Section 8(a). If Tenant fails to make any repairs to the Premises for more than fifteen (15) days after notice from Landlord (although notice shall not be required if there is an emergency, or if the area to be repaired is visible from the exterior of the Building), Landlord may, in addition to any other remedy available to Landlord, make the repairs, and Tenant shall pay the reasonable cost of the repairs to Landlord within thirty (30) days after receipt of an invoice, together with an administrative charge in an amount equal to [***] percent ([***]%) of the cost of the repairs (the “Self-Help Reimbursement”). At the expiration of this Lease, Tenant shall surrender the Premises in good condition, excepting reasonable wear and tear, losses required to be restored by Landlord, and any other Casualty, subject to and upon the terms hereof. All personal property of Tenant, including goods, wares, merchandise, inventory, trade fixtures and other personal property of Tenant, shall be stored at the sole risk of Tenant. Unless caused by Landlord’s gross negligence or willful misconduct, Landlord or its agents shall not be liable for any loss or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak from any part of the Building or from the pipes, appliances or plumbing works therein or from the roof, street or subsurface or from any other places resulting from dampness or any other cause whatsoever, or from the act or negligence of any other tenant or any officer, agent, employee, contractor or guest of any such tenant. It is generally understood that mold spores are present essentially everywhere and that mold can grow in most any moist location. Emphasis is properly placed on prevention of moisture and on good housekeeping and ventilation practices. Tenant acknowledges the necessity of housekeeping, ventilation, and moisture control (especially in kitchens, janitor’s closets, bathrooms, break rooms and around outside walls) for mold prevention. In signing this Lease, Tenant has first inspected the Premises and certifies that it has not observed mold, mildew or moisture within the Premises. Tenant agrees to immediately notify Landlord if it observes mold/mildew and/or moisture conditions (from any source, including leaks), and allow Landlord to evaluate and make recommendations and/or take appropriate corrective action. Tenant relieves Landlord from any liability for any bodily injury or damages to property caused by or associated with moisture or the growth of or occurrence of mold or mildew on the Premises. In addition, execution of this Lease constitutes acknowledgement by Tenant that control of moisture and mold prevention are integral to its Lease obligations. Tenant shall adopt and implement the moisture and mold control guidelines set forth in the rules and regulations of the Building.

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(iii)
Performance of Work. All work described in this Section 8 shall be performed only by contractors and subcontractors approved in writing by Landlord from Landlord’s pre-approved list, or as otherwise approved by Landlord in writing, in advance, in Landlord’s sole discretion. Tenant shall cause all contractors and subcontractors to procure and maintain insurance coverage against such risks, in such amounts, and with such companies as Landlord may reasonably require, but in no event less than: (i) Commercial General Liability insurance on an occurrence basis in amounts not less than [***] Dollars ($[***]) naming Landlord, Landlord’s property management company and Affinius Capital LLC (formerly known as USAA Real Estate Company), as additional insureds; (ii) completed operations coverage; (iii) workers’ compensation insurance in amounts required by statute; and (iv) Business Automobile Liability insurance on an occurrence basis in amounts not less than [***] Dollars ($[***]). Tenant shall provide Landlord with insurance certificates for such contractors and subcontractors prior to commencement of any work. Tenant shall provide Landlord with the identities, mailing addresses and telephone numbers of all persons performing work or supplying materials prior to beginning such construction and Landlord may post on and about the Premises notices of non-responsibility pursuant to applicable Laws. All such work shall be performed in accordance with all Laws and in a good and workmanlike manner so as not to damage the Building (including the Premises, the Building’s Structure and the Building’s Systems). All such work which may affect the Building’s Structure or the Building’s Systems, at Landlord’s election, must be performed by Landlord’s usual contractor for such work or a contractor approved by Landlord. All work affecting the roof of the Building must be performed by Landlord’s roofing contractor or a contractor approved by Landlord and no such work will be permitted if it would void or reduce the warranty on the roof.
(d)
Mechanic’s Liens. Notwithstanding any term or provision herein to the contrary, if either (i) required by applicable Law, or (ii) the cost of the Alterations or other work is in excess of [***] Dollars ($[***]), Tenant shall appoint a lien agent (as defined in NCGS-44A-7, naming the Tenant in the “Owner Information” section and the Premises in the “Project Property” section of the Appointment of Lien at www.LiensNC.com), and Tenant shall provide to Landlord such mechanics lien agent entry number as assigned by LiensNC.com, prior to the earlier of (1) the date any work is commenced within the Premises by or on behalf of any Tenant Party, (2) Landlord paying any allowance money to Tenant relative to the Premises, including, without limitation, the Tenant Improvement Allowance (as defined in Exhibit D attached hereto and incorporated herein by reference), (3) Tenant entering into a contract with a contractor relative to the Premises, and (4) the date any building permit is obtained relative to the Premises. All work performed, materials furnished, or obligations incurred by or at the request of a Tenant Party shall be deemed authorized and ordered by Tenant only, and Tenant shall not permit any mechanic’s liens to be filed against the Premises or the Project in connection therewith. Upon completion of any such work, Tenant shall deliver to Landlord final lien waivers from all contractors, subcontractors and materialmen who performed such work. If such a

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lien is filed, then Tenant shall, within ten (10) days after Landlord has delivered notice of the filing thereof to Tenant (or such earlier time period as may be necessary to prevent the forfeiture of the Premises, Project or any interest of Landlord therein or the imposition of a civil or criminal fine with respect thereto), either: (1) pay the amount of the lien and cause the lien to be released of record; or (2) diligently contest such lien and deliver to Landlord a bond or other security reasonably satisfactory to Landlord. If Tenant fails to timely take either such action, then Landlord may pay the lien claim, and any amounts so paid, including expenses and interest, shall be paid by Tenant to Landlord within ten (10) days after Landlord has invoiced Tenant therefor. Landlord and Tenant acknowledge and agree that their relationship is and shall be solely that of “landlord-tenant” (thereby excluding a relationship of “owner-contractor,” “owner-agent” or other similar relationships). Accordingly, all materialmen, contractors, artisans, mechanics, laborers and any other persons now or hereafter contracting with Tenant, any contractor or subcontractor of Tenant or any other Tenant Party for the furnishing of any labor, services, materials, supplies or equipment with respect to any portion of the Premises, at any time from the date hereof until the end of the Term, are hereby charged with notice that they look exclusively to Tenant to obtain payment for same. Nothing herein shall be deemed a consent by Landlord to any liens being placed upon the Premises, Project or Landlord’s interest therein due to any work performed by or for Tenant or deemed to give any contractor or subcontractor or materialman any right or interest in any funds held by Landlord to reimburse Tenant for any portion of the cost of such work. Tenant shall indemnify, defend and hold harmless Landlord, its property manager, USAA Real Estate Company, any subsidiary or affiliate of the foregoing, and their respective officers, directors, shareholders, partners, employees, managers, contractors, attorneys and agents (collectively, the “Indemnitees”) from and against all claims, demands, causes of action, suits, judgments, damages and expenses (including attorneys’ fees) in any way arising from or relating to the failure by any Tenant Party to pay for any work performed, materials furnished, or obligations incurred by or at the request of a Tenant Party. The foregoing indemnity shall survive termination or expiration of this Lease.
(e)
Signs. Landlord shall, at its sole cost and expense, provide Tenant with Building Standard signage on the lobby electronic directory board and directional signage on multi-tenant floors and, at Landlord’s sole cost and expense, initial suite signage on the floor of the Premises. Any subsequent changes initiated by Tenant shall be at Tenant’s sole cost. Landlord shall determine the size, type, location and material specifications of all signage. Tenant shall not place or permit to be placed any signs upon: (i) the roof of the Building; or (ii) the Common Areas; (iii) any area visible from the exterior of the Premises without Landlord’s prior written approval, which approval shall be granted or withheld by Landlord in its sole discretion; or (iv) upon or suspended from any ceiling panels, beams or columns. Upon request of Landlord, Tenant shall immediately remove any sign, advertising material or lettering which Tenant has placed or permitted to be placed upon the exterior or interior surface of any door or window or at any point inside the Premises, which in Landlord’s reasonable opinion, is of such a nature as to not be in keeping with the standards of the Building, and if Tenant fails to do so, Landlord may without liability remove the

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same at Tenant’s expense. Tenant shall comply with such regulations as may from time to time be promulgated by Landlord governing signs, advertising material or lettering of all tenants in the Building. The Tenant, upon vacation of the Premises, or the removal or alteration of its sign for any reason, shall be responsible for the repair, painting or replacement of the Building fascia surface or other portion of the Building where signs are attached. If Tenant fails to do so, Landlord may have the sign removed and the cost of removal, plus [***] percent ([***]%) as an administrative fee, shall be payable by Tenant within ten (10) days of invoice.
(f)
Intentionally Omitted.
9.
PERMITTED Use. Tenant shall continuously occupy and use the Premises only for the Permitted Use (as set forth in the Basic Lease Information) and, at Tenant’s sole cost and expense, shall comply with all Laws relating to the use, condition, access to, and occupancy of the Premises (including, without limitation, those which may require Tenant to temporarily cease operations and/or reduce its use of the Premises) and will not commit waste, overload the Building’s Structure or the Building’s Systems or subject the Premises to any use that would damage the Premises. Tenant, at its sole cost and expense, shall obtain and keep in effect during the term, all permits, licenses, and other authorizations necessary to permit Tenant to use and occupy the Premises for the Permitted Use in accordance with applicable Law. The population density within the Premises as a whole shall at no time exceed one (1) person for each one hundred twenty-five (125) rentable square feet in the Premises. Notwithstanding anything in this Lease to the contrary, as between Landlord and Tenant: (a) Tenant shall bear the risk of complying with Title III of the Americans With Disabilities Act of 1990, any state laws governing handicapped access or architectural barriers, and all rules, regulations, and guidelines promulgated under such laws, as amended from time to time (collectively, the “Disabilities Acts”) in the Premises; and (b) Landlord shall bear the risk of complying with the Disabilities Acts in the Common Areas (subject to reimbursement as set forth in Exhibit C attached hereto and incorporated herein by reference), other than compliance that is necessitated by the use of the Premises for other than the Permitted Use or as a result of any alterations or additions made by Tenant (which risk and responsibility shall be borne by Tenant). Tenant shall not use any substantial portion of the Premises for a “call center”, any other telemarketing use, or any credit processing use. In addition, the Premises shall not be used for any purpose which creates strong, unusual, or offensive odors, fumes, dust or vapors; which emits noise or sounds that are objectionable due to intermittence, beat, frequency, shrillness, or loudness; which is associated with indecent or pornographic matters; or which involves political or moral issues (such as abortion issues). Tenant shall conduct its business and control each other Tenant Party so as not to create any nuisance or unreasonably interfere with other tenants or Landlord in its management of the Building. Tenant shall not knowingly conduct or permit to be conducted in the Premises any activity or place any equipment in or about the Premises or the Building, which will invalidate the insurance coverage in effect or increase the rate of fire insurance or other insurance on the Premises or the Building. If any invalidation of coverage or increase in the rate of fire insurance or other insurance occurs or is threatened by any insurance company due to activity conducted from the Premises, or any act or omission by Tenant, or its agents, employees, representatives, or contractors, such statement or threat shall be conclusive evidence that the increase in such rate is due to such act of Tenant or the contents or equipment in or about the Premises, and, as a result thereof, Tenant shall be liable for such increase and such increase shall be considered Additional Rent payable with the next monthly installment of Base Rent due under

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this Lease, and Landlord’s acceptance of such amount shall not waive any of Landlord’s other rights. In no event shall Tenant introduce or permit to be kept on the Premises or brought into the Building any dangerous, noxious, radioactive or explosive substance.
10.
Assignment and Subletting.
(a)
Transfers. Tenant shall not, without the prior written consent of Landlord: (1) assign, transfer, mortgage, pledge, hypothecate or otherwise encumber this Lease or any estate or interest herein, whether directly or by operation of law; (2) permit any other entity to become Tenant hereunder by merger, consolidation, or other reorganization; (3) if Tenant is an entity other than a corporation whose stock is publicly traded, permit the transfer of an ownership interest in Tenant so as to result in a change in the current control of Tenant (except that such Transfer shall be permitted if conducted pursuant to item (iii) below (i.e., if it qualifies as a “Permitted Transfer” under item (iii) below, subject to and upon the terms hereof)); (4) sublet any portion of the Premises; (5) grant any license, concession, or other right of occupancy of any portion of the Premises; or (6) permit the use of the Premises by any parties other than Tenant (any of the events listed in Section 10(a)(1) through Section 10(a)(6) being a “Transfer”). Notwithstanding any provision to the contrary, Tenant may assign this Lease or sublet the Premises without Landlord’s consent to one of the following entities (collectively, the “Permitted Transferees”) in connection with one of the following transactions (collectively, the “Permitted Transfers”): (i) to an Affiliate (as defined in the Basic Lease Information) of Tenant; (ii) to any corporation or other entity resulting from a merger, acquisition, consolidation or reorganization of or with Tenant; (iii) in connection with the sale of all or substantially all of the assets of Tenant, so long as Tenant provides evidence to Landlord in writing that such assignment or sublease complies with the criteria set forth in (i), (ii) or (iii) above and provided the following conditions are met: (1) the Tangible Net Worth, as defined below, of the transferee is equal to or greater than the greater of Tenant’s Tangible Net Worth on the date of this Lease and Tenant’s Tangible Net Worth immediately prior to the effective date of the transfer, (2) if Tenant remains in existence as a separate legal entity following the transfer, it shall not be released from liability under this Lease, (3) the transferee shall assume in a writing delivered to Landlord all of Tenant’s obligations under this Lease effective upon the consummation of the transfer, and (4) Tenant shall give written notice to Landlord of the proposed transfer at least fifteen (15) days in advance of the consummation thereof. For purposes of this Section 10, “Tangible Net Worth” means the excess of total assets over total liabilities, in each case as determined in accordance with generally accepted accounting principles consistently applied (“GAAP”), excluding, however, from the determination of total assets all assets which would be classified as intangible assets under GAAP including goodwill, licenses, patents, trademarks, trade names, copyrights, and franchises.
(b)
Consent Standards. Landlord shall not unreasonably withhold its consent to any assignment or subletting of the Premises, provided that Tenant is not then in an Event of Default under this Lease and the proposed transferee: (1) is creditworthy; (2) has a good reputation in the business community and is of a quality typically found in Class A office buildings in the Raleigh-Durham office market; (3) will use the

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Premises for the Permitted Use (thus, excluding without limitation, uses for credit processing and telemarketing), and will not use the Premises in any manner that would conflict with any exclusive use agreement or other similar agreement entered into by Landlord with any other tenant of the Building; (4) will not use the Premises or the Project in a manner that would materially increase the pedestrian or vehicular traffic to the Premises or the Project or create an unreasonable load on the Building; (5) is not a governmental entity, or subdivision or agency thereof; (6) is not another occupant of the Building; and (7) is not a person or entity with whom Landlord is then, or has been within the six (6)-month period prior to the time Tenant seeks to enter into such assignment or subletting, negotiating to lease space in the Building as evidenced by a written “letter of intent,” “request for production”, or any other written proposal and/or similar documentation or correspondence, or any Affiliate of any such person or entity; otherwise, Landlord may withhold its consent in its sole discretion. Further, Landlord may withhold its consent if (x) Landlord has the same amount of space available at that time or within six (6) months of request to sublease, (y) the sublease is for less than the market rates for the Building or (z) such sublease would be to a number of subtenants that would require dividing the Premises in an unacceptable manner.
(c)
Request for Consent. If Tenant requests Landlord’s consent to a Transfer, except Permitted Transfers, then, at least thirty (30) days prior to the effective date of the proposed Transfer, Tenant shall provide Landlord with a written description of all terms and conditions of the proposed Transfer, copies of the proposed pertinent documentation, and the following information about the proposed transferee: name and address; reasonably satisfactory information about its business and business history; its proposed use of the Premises; banking, financial, and other credit information; and general references sufficient to enable Landlord to determine the proposed transferee’s creditworthiness and character. Concurrently with Tenant’s notice of any request for consent to a Transfer, Tenant shall pay to Landlord a fee of [***] Dollars ($[***]) to defray Landlord’s expenses in reviewing such request including, without limitation, Landlord’s attorneys’ fees incurred in connection with considering any request for consent to a Transfer. Landlord shall respond with its consent or rejection to the proposed Transfer no later than fifteen (15) days after receiving Tenant’s written request therefor (so long as Tenant has provided Landlord all required information and related documentation in connection such proposed Transfer as required hereunder at the time of Tenant’s written request for Landlord’s consent to such proposed Transfer).
(d)
Conditions to Consent. If Landlord consents to a proposed Transfer, then the proposed transferee shall deliver to Landlord a written agreement whereby it expressly assumes Tenant’s obligations hereunder; however, any transferee of less than all of the space in the Premises shall be liable only for obligations under this Lease that are properly allocable to the space subject to the Transfer for the period of the Transfer. No Transfer shall release Tenant from its obligations under this Lease, but rather Tenant and its transferee shall be jointly and severally liable therefor. Landlord’s consent to any Transfer shall not be deemed consent to any subsequent Transfers. If an Event of Default occurs while the Premises or any part thereof are subject to a Transfer, then Landlord, in addition to its other remedies, may collect

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directly from such transferee all rents becoming due to Tenant and apply such rents against Rent. Tenant authorizes its transferees to make payments of rent directly to Landlord upon receipt of notice from Landlord to do so following the occurrence of an Event of Default hereunder. All rents paid to Tenant by an assignee or subtenant shall be received by Tenant in trust for Landlord and shall be forwarded to Landlord without offset or reduction of any kind. Tenant shall pay for the cost of any demising walls or other improvements necessitated by a proposed subletting or assignment (provided that the foregoing shall not waive any approval right that Landlord may have with respect to such improvements pursuant to another provision of this Lease).
(e)
Attornment by Subtenants. Each sublease by Tenant hereunder shall be subject and subordinate to this Lease and to the matters to which this Lease is or shall be subordinate, and each subtenant by entering into a sublease is deemed to have agreed that in the event of termination, re-entry or dispossession by Landlord under this Lease, Landlord may, at its option, either terminate the sublease or take over all of the right, title and interest of Tenant, as sublandlord, under such sublease, and such subtenant shall, at Landlord’s option, attorn to Landlord pursuant to the then executory provisions of such sublease, except that Landlord shall not be: (1) liable for any previous act or omission of Tenant under such sublease; (2) subject to any counterclaim, offset or defense that such subtenant might have against Tenant; (3) bound by any previous modification of such sublease or by any rent or additional rent or advance rent which such subtenant might have paid for more than the current month to Tenant, and all such rent shall remain due and owing, notwithstanding such advance payment; (4) bound by any security or advance rental deposit made by such subtenant which is not delivered or paid over to Landlord and with respect to which such subtenant shall look solely to Tenant for refund or reimbursement; or (5) obligated to perform any work in the subleased space or to prepare it for occupancy, and in connection with such attornment, the subtenant shall execute and deliver to Landlord any instruments Landlord may reasonably request to evidence and confirm such attornment. Each subtenant or licensee of Tenant shall be deemed, automatically upon and as a condition of its occupying or using the Premises or any part thereof, to have agreed to be bound by the terms and conditions set forth in this Section 10(e). The provisions of this Section 10(e) shall be self-operative, and no further instrument shall be required to give effect to this provision.
(f)
Cancellation. Landlord may, within fifteen (15) days after submission of Tenant’s written request for Landlord’s consent to an assignment or subletting, cancel this Lease as to the portion of the Premises proposed to be sublet or assigned as of the date the proposed Transfer is to be effective. If Landlord cancels this Lease as to any portion of the Premises, then this Lease shall cease for such portion of the Premises, Tenant shall pay to Landlord all Rent accrued through the cancellation date relating to the portion of the Premises covered by the proposed Transfer, and Rent shall be reduced proportionately based on the remaining square footage in the Premises. Thereafter, Landlord may lease such portion of the Premises to the prospective transferee (or to any other person) without liability to Tenant. For the avoidance of doubt, Landlord’s cancellation right set forth in this Section 10(f) shall not apply with respect to a Permitted Transfer to a Permitted Transferee in accordance with the terms hereof.

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(g)
Additional Compensation. If the aggregate rental, bonus or other consideration paid by a transferee for any such space exceeds the sum of (i) Tenant’s Rent to be paid to Landlord for such space during such period and (ii) Tenant’s costs and expenses actually incurred in connection with such Transfer, including reasonable brokerage fees, reasonable costs of finishing or renovating the space affected and reasonable cash rental concessions, which costs and expenses are to be amortized over the term of the Transfer, then [***] percent ([***]%) of such excess shall be paid to Landlord within fifteen (15) days after such amount is earned by Tenant. Such arrearage amounts in the case of a sublease shall be calculated and adjusted (if necessary) on a calendar year (or partial calendar year) basis, and there shall be no cumulative adjustment for the Term. Landlord shall have the right to audit Tenant’s books and records relating to the Transfer. Tenant authorizes its transferees to make payments of Rent and any other sums due and payable directly to Landlord upon receipt of notice from Landlord to do so. Any attempted Transfer by Tenant in violation of the terms and covenants of this Section 10 shall be void and shall constitute a default by Tenant under this Lease.
(h)
Rent from Assignment or Sublease. Notwithstanding anything contained in this Lease to the contrary, Tenant shall not (i) sublet or assign or enter into other arrangements such that the amounts to be paid by the sublessee or assignee thereunder would be based, in whole or in part, on the income or profits derived by the business activities of the sublessee or assignee, (ii) sublet or assign the Premises or this Lease to any person that could be treated as a related party tenant with respect to Landlord which could cause any portion of the amounts received by Landlord pursuant to this Lease or any sublease to fail to qualify as “rent from real property” for purposes of Code Section 856(c) or (iii) sublet or assign the Premises or this Lease in any other manner or otherwise derive any income which could cause any portion of the amounts received by Landlord pursuant to this Lease or any sublease to fail to qualify as to fail to qualify as “rent from real property” for purposes of Code Section 856(c). The requirements of this Section 10(h) shall likewise apply to any further subleasing by any subtenant.
11.
Insurance; Waivers; Subrogation; Indemnity.
(a)
Tenant’s Insurance. Effective as of the earlier of: (1) the date Tenant enters or occupies the Premises; or (2) the Commencement Date, and continuing throughout the Term, Tenant shall maintain the following insurance policies:
(i)
Commercial General Liability Insurance. Commercial General Liability Insurance in amounts of no less than [***] Dollars ($[***]) per occurrence for bodily injury and property damage, [***] Dollars ($[***]) each person or organization for personal and advertising injury, [***] Dollars ($[***]) general aggregate, and [***] Dollars ($[***]) products and completed operations aggregate covering: (A) premises/operations liability, (B) products/completed operations liability, (C) personal and advertising injury liability, (D) independent contractors’ liability, and (E) broad form contractual liability. Such policy shall: (1) be primary and non-contributory

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to any insurance maintained by Landlord or Landlord’s property management company with respect to the use and occupancy of the Premises including all operations conducted thereon; (2) include severability of interests or cross liability provisions; (3) be endorsed to add Landlord and Landlord’s property management company as additional insureds using Insurance Services Office (“ISO”) form CG 20 26 07 04 or a substitute equivalent form approved in writing by Landlord; (4) include terrorism coverage up to the full per occurrence and aggregate limits available under the policy; and (5) insure other activities that Landlord deems necessary, such as insurance for liquor liability. Limits can be satisfied through the maintenance of a combination of primary and umbrella policies. Tenant may maintain such insurance on a multi-location basis provided that the aggregate limits or sublimits on each policy are dedicated to the Premises and thereby not subject to dilution by claims occurring at other locations.
(ii)
Automobile Liability Insurance. Automobile Liability Insurance covering the ownership, maintenance, and operations of any automobile or automotive equipment, whether such auto is owned, hired, and non-owned. Tenant shall maintain insurance with a combined single limit for bodily injury and property damage of not less than the equivalent of [***] Dollars ($[***]) per accident. Limits can be satisfied through the maintenance of a combination of primary and umbrella policies. Such insurance shall cover Tenant against claims for bodily injury, including death resulting therefrom, and damage to the property of others caused by accident regardless of whether such operations are performed by Tenant, Tenant’s agents, or by any one directly or indirectly employed by any of them. Tenant’s automobile liability insurance shall be endorsed to add Landlord and Landlord’s property management company as additional insureds.
(iii)
Commercial Property Insurance. Commercial Property Insurance covering at full replacement cost value the following property in the Premises: (A) inventory; (B) FF&E (unattached furniture, fixtures, and equipment); (C) Alterations, improvements and betterments made by the Tenant including but not necessarily limited to all permanently attached fixtures and equipment; and (D) any other property in which the Tenant retains the risk of loss including electronic data processing equipment, employee personal property or other property owned or leased by Tenant. Such property insurance shall include: (1) coverage against such perils as are commonly included in the special causes of loss form, with no exclusions for wind and hail, vandalism and malicious mischief, and endorsed to add the perils of earthquake, flood, and terrorism; (2) business income coverage providing for the full recovery of loss of rents and continuing expenses on an actual loss sustained basis for a period of not less than twelve (12) months; (3) an “agreed amount” endorsement waiving any coinsurance requirements; and (4) a loss payable endorsement providing that Tenant, Landlord, and Landlord’s Mortgagee (as hereinafter defined) shall be a loss payee on the policy with regard to the loss of rents coverage. “Full replacement value,”

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as used herein, means the cost of repairing, replacing, or reinstating, including demolishing, any item of property, with materials of like kind and quality in compliance with, (and without, an exclusion pertaining to application of), any law or building ordinance regulating repair or construction at the time of loss and without deduction for physical, accounting, or any other depreciation, in an amount sufficient to meet the requirements of any applicable co-insurance clause and to prevent Tenant from being a co-insurer.
(iv)
Builders’ Risk Insurance. Builders’ Risk Insurance on an “all risk” form that does not exclude the perils of flood, earthquake, and terrorism covering on a completed value basis all work incorporated in the Building and all materials and equipment in or about the Premises in connection with construction activities where Tenant notifies Landlord of its intent to undertake a substantial rebuild of the existing structure and Landlord determines that such coverage is necessary. Limits and terms to coverage are to be determined by Landlord upon notification by Tenant.
(v)
Workers Compensation Insurance. Workers Compensation Insurance covering statutory benefits in the state where the Premises is located. This policy shall include “other states” insurance, so as to include all states not named on the declarations page of the insurance policy, except for the monopolistic states. Tenant is required to carry this insurance regardless of eligibility for waiver or exemption of coverage under any applicable state statute. Such insurance shall include an employers’ liability coverage part with limits that shall be not less than [***] Dollars ($[***]) each accident for bodily injury by accident and [***] Dollars ($[***]) each employee and policy limit for bodily injury by disease.
(vi)
Umbrella Liability Insurance. Umbrella liability insurance in excess of the underlying coverage listed in Sections 11(a)(i), 11(a)(ii), and 11(a)(v) above, with limits of not less than [***] Dollars ($[***]) per occurrence / [***] Dollars ($[***]) general aggregate or such other amounts as Landlord may reasonably require upon not less than six (6) months’ prior written notice. Such policy shall: (1) be primary and non-contributory to any insurance maintained by Landlord or Landlord’s property management company; (2) include severability of interests or cross liability provisions; and (3) be endorsed to add Landlord and Landlord’s property management company as additional insureds.
(vii)
Pollution Legal Liability Insurance. Pollution legal liability insurance with limits not less than [***] Dollars ($[***]) per occurrence and [***] Dollars ($[***]) general aggregate and a deductible or self-insured retention of no more than [***] Dollars ($[***]). Policy must provide coverage for bodily injury, property damage, and cleanup resulting from pollution conditions including mold or other similar fungi arising out of or exacerbated by Tenant’s activities. The policy may not contain an exclusion or limitation for legionella or mold. The policy shall cover owned and

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non-owned disposal sites and shall provide transportation coverage for loading and unloading.
(viii)
Other Requirements. Such other insurance or any changes or endorsements to the insurance required herein, including increased limits of coverage, as Landlord, or any mortgagee or lessor of Landlord, may reasonably require from time to time. Tenant’s commercial general liability insurance, automobile liability insurance and, all other insurance policies, where such policies permit coverage for Landlord as an additional insured, shall provide primary coverage to Landlord and shall not require contribution by any insurance maintained by Landlord, when any policy issued to Landlord provides duplicate or similar coverage, and in such circumstance Landlord’s policy will be excess over Tenant’s policy. Tenant shall furnish to Landlord certificates of such insurance, and where applicable with the additional insured endorsements in forms CG 20 26 07 04 and 20 37 07 04 (or other equivalent forms approved in writing by Landlord), and such other evidence satisfactory to Landlord of the maintenance of all insurance coverages required hereunder at least ten (10) days prior to the earlier of the Commencement Date or the date Tenant enters or occupies the Premises, and at least fifteen (15) days prior to each renewal of said insurance, and Tenant shall obtain a written obligation on the part of each insurance company to notify Landlord at least thirty (30) days before cancellation, non-renewal or a material change of any such insurance policies. All such insurance policies shall be in form and issued by companies licensed to do business in the state where the Premises is located, rated by AM Best as having a financial strength rating of “A-” or better and a financial size category of “IX” or greater, or otherwise reasonably satisfactory to Landlord. If Tenant fails to comply with the foregoing insurance requirements or to deliver to Landlord the certificates or evidence of coverage required herein, Landlord, in addition to any other remedy available pursuant to this Lease or otherwise, may, but shall not be obligated to, obtain such insurance and Tenant shall pay to Landlord on demand the premium costs thereof, plus an administrative fee of [***] percent ([***]%) of such cost. It is expressly understood and agreed that the foregoing minimum limits of liability and coverages required of Tenant’s insurance shall not reduce or limit the obligation of Tenant to indemnify Landlord as provided in this Lease. All policies required herein shall use occurrence-based forms. Any and all of the premiums, deductibles and self-insured retentions associated with the policies providing the insurance coverage required herein shall be assumed by, for the account of, and at the sole risk of Tenant. Deductibles or self-insured retentions may not exceed [***] Dollars ($[***]) without the prior written approval of Landlord.
(b)
Landlord’s Insurance. Throughout the Term of this Lease, Landlord shall carry commercial general liability and casualty insurance with respect to the Building in amounts deemed reasonable and customary by Landlord for similar buildings in the area.

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(c)
Waiver of Subrogation. Notwithstanding anything to the contrary herein, to the extent permitted by law and without affecting the coverage provided by insurance required to be maintained hereunder, Landlord and Tenant shall each agree to waive any right to recover against the other party (and the other party’s agents, officers, directors and employees) on account of any and all claims it may have against the other party (and the other party’s agents, officers, directors and employees) with respect to the insurance actually maintained, or required to be maintained hereunder, under Sections 11(a)(i) through 11(a)(vi), inclusive, and to the extent proceeds are realized from such insurance coverage that are applied to such claims. Each policy described in this Lease shall contain a waiver of subrogation endorsement that provides that the waiver of any right to recovery shall not invalidate the policy in any way.
(d)
Tenant’s Indemnity. Subject to Section 11(c), Tenant shall indemnify, defend and hold harmless Landlord and the Indemnitees from and against all claims, demands, liabilities, causes of action, suits, judgments, damages, and expenses (including attorneys’ fees) and all losses and damages arising from: (1) any injury to or death of any person or the damage to or theft, destruction, loss, or loss of use of any property or inconvenience (a “Loss”) arising from any occurrence in the Premises, the use of the Common Areas by any Tenant Party, or the installation, operation, maintenance, repair or removal of any of Tenant’s equipment; or (2) Tenant’s failure to perform its obligations under this Lease, IN EACH CASE EVEN THOUGH CAUSED OR ALLEGED TO BE CAUSED BY THE NEGLIGENCE OR FAULT OF LANDLORD OR ITS AGENTS (OTHER THAN A LOSS ARISING FROM THE SOLE OR GROSS NEGLIGENCE OF LANDLORD OR ITS AGENTS), AND EVEN THOUGH ANY SUCH CLAIM, CAUSE OF ACTION, OR SUIT IS BASED UPON OR ALLEGED TO BE BASED UPON THE STRICT LIABILITY OF LANDLORD OR ITS AGENTS. THIS INDEMNITY IS INTENDED TO INDEMNIFY LANDLORD AND ITS AGENTS AGAINST THE CONSEQUENCES OF THEIR OWN NEGLIGENCE OR FAULT AS PROVIDED ABOVE WHEN LANDLORD OR ITS AGENTS ARE JOINTLY, COMPARATIVELY, CONTRIBUTIVELY, OR CONCURRENTLY NEGLIGENT WITH TENANT. The indemnities set forth in this Section 11(d) shall survive termination or expiration of this Lease and shall not terminate or be waived, diminished or affected in any manner by any abatement or apportionment of Rent under any provision of this Lease. If any proceeding is filed for which indemnity is required hereunder, Tenant agrees, upon request therefor, to defend Landlord in such proceeding at its sole cost utilizing counsel satisfactory to Landlord in its sole discretion.
(e)
Landlord’s Liability; Landlord’s Indemnity. Landlord shall not be liable or responsible for any loss or damage to any property or death or injury to any person occasioned by theft, fire, act of God, terrorism, public enemy, criminal conduct of third parties, injunction, riot, strike, insurrection, war, court order, requisition of other governmental body or authority, by other tenants of the Building or any other matter, or for any injury or damage or inconvenience which may arise through repair or alteration of any part of the Building, or failure to make repairs, or from any cause whatever except Landlord’s gross negligence or willful misconduct. Subject to

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Section 11(c), Landlord shall indemnify, defend, protect, and hold harmless Tenant from any and all third party claims, demands, liabilities, causes of action, suits, judgments, damages, and expenses (including reasonable attorneys’ fees) and all losses and damages arising from any injury to or death of any person or the damage to or theft, destruction, loss, or loss of use of any property or inconvenience arising from any occurrence in the Common Areas (specifically excluding the Premises) to the extent caused by the gross negligence or willful misconduct of Landlord, except to the extent caused by the negligent act or omission or willful misconduct of Tenant and/or any Tenant Party.
12.
Subordination; Attornment; Notice to Landlord’s Mortgagee.
(a)
Subordination. This Lease shall be subordinate to any deed to secure debt, mortgage, or other security instrument (each, as renewed, modified, and/or extended from time to time, a “Mortgage”), or any ground lease, master lease, or primary lease (each, as renewed, modified, and/or extended from time to time, a “Primary Lease”), that now or hereafter covers all or any part of the Premises (the mortgagee under any such Mortgage, beneficiary under any such deed to secure debt, or the lessor under any such Primary Lease is referred to herein as a “Landlord’s Mortgagee”). Any Landlord’s Mortgagee may elect at any time, unilaterally, to make this Lease superior to its Mortgage, Primary Lease, or other interest in the Premises by so notifying Tenant in writing. Further, any Landlord’s Mortgagee may elect to require Tenant to pay all Rent directly to such Landlord’s Mortgagee by sending a written demand to Tenant. Landlord’s Mortgagee shall have the right to revoke the requirement that Rent be paid to such Landlord’s Mortgagee upon delivery of notice to Tenant. The provisions of this Section shall be self-operative and no further instrument of subordination shall be required; however, in confirmation of such subordination, Tenant shall execute and return to Landlord (or such other party designated by Landlord) within ten (10) days after written request therefor such documentation, in recordable form if required, as a Landlord’s Mortgagee may reasonably request to evidence the subordination of this Lease to such Landlord’s Mortgagee’s Mortgage or Primary Lease (including a subordination, non-disturbance and attornment agreement) or, if the Landlord’s Mortgagee so elects, the subordination of such Landlord’s Mortgagee’s Mortgage or Primary Lease to this Lease. In the event a Mortgage encumbers the Building as of the Lease Date (the “Current Mortgage”), Landlord shall obtain for Tenant from the current Landlord’s Mortgagee of such Current Mortgage (the “Current Mortgagee”) a subordination, non-disturbance and attornment agreement in the form attached hereto as Exhibit K and incorporated herein by reference (subject to modifications as may be mutually agreed upon by Tenant, Landlord, and Current Mortgage, the “Current Mortgagee SNDA”). Tenant shall pay all costs billed by the Current Mortgagee and/or otherwise incurred by Landlord in connection with the Current Mortgagee SNDA.
(b)
Attornment. Tenant shall attorn to any party succeeding to Landlord’s interest in the Premises, whether by purchase, foreclosure, deed in lieu of foreclosure, power of

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sale, termination of lease, or otherwise, upon such party’s request, and shall execute such agreements confirming such attornment as such party may reasonably request.
(c)
Notice to Landlord’s Mortgagee. Tenant shall not seek to enforce any remedy it may have for any default on the part of Landlord without first giving written notice by certified mail, return receipt requested, specifying the default in reasonable detail, to any Landlord’s Mortgagee whose address has been given to Tenant, and affording such Landlord’s Mortgagee a reasonable opportunity to perform Landlord’s obligations hereunder.
(d)
Landlord’s Mortgagee’s Protection Provisions. If Landlord’s Mortgagee shall succeed to the interest of Landlord under this Lease, Landlord’s Mortgagee shall not be: (1) liable for any act or omission of any prior lessor (including Landlord); (2) bound by any rent or additional rent or advance rent which Tenant might have paid for more than one (1) month in advance to any prior lessor (including Landlord), and all such rent shall remain due and owing, notwithstanding such advance payment; (3) bound by any security or advance rental deposit made by Tenant which is not delivered or paid over to Landlord’s Mortgagee and with respect to which Tenant shall look solely to Landlord for refund or reimbursement; (4) bound by any termination, amendment or modification of this Lease made without Landlord’s Mortgagee’s consent and written approval, except for those terminations, amendments and modifications permitted to be made by Landlord without Landlord’s Mortgagee’s consent pursuant to the terms of the loan documents between Landlord and Landlord’s Mortgagee; (5) subject to the defenses which Tenant might have against any prior lessor (including Landlord); and (6) subject to the offsets which Tenant might have against any prior lessor (including Landlord) except for those offset rights which (A) are expressly provided in this Lease, (B) relate to periods of time following the acquisition of the Building by Landlord’s Mortgagee, and (C) Tenant has provided written notice to Landlord’s Mortgagee and provided Landlord’s Mortgagee a reasonable opportunity to cure the event giving rise to such offset event. Landlord’s Mortgagee shall have no liability or responsibility under or pursuant to the terms of this Lease or otherwise after it ceases to own an interest in the Building. Nothing in this Lease shall be construed to require Landlord’s Mortgagee to see to the application of the proceeds of any loan, and Tenant’s agreements set forth herein shall not be impaired on account of any modification of the documents evidencing and securing any loan.
13.
Rules and Regulations. Tenant shall comply with the rules and regulations of the Building which are attached hereto as Exhibit E and incorporated herein by reference. Landlord may, from time to time, change such rules and regulations for the safety, care, or cleanliness of the Building and related facilities, provided that such changes are applicable to all tenants of the Building, will not unreasonably interfere with Tenant’s use of the Premises and are enforced by Landlord in a non-discriminatory manner. Tenant shall be responsible for the compliance with such rules and regulations by each Tenant Party.

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14.
Condemnation.
(a)
Total Taking. If the entire Building or Premises are taken by right of eminent domain or conveyed in lieu thereof (each, a “Taking”), this Lease shall terminate as of the date of the Taking. For the avoidance of doubt, government actions for the purpose of protecting public safety or otherwise requiring the Building and/or businesses to close shall not be deemed a condemnation or Taking, and this Section 14 shall not apply thereto.
(b)
Partial Taking - Tenant’s Rights. If any part of the Building becomes subject to a Taking and such Taking will prevent Tenant from conducting its business in the Premises in a manner reasonably comparable to that conducted immediately before such Taking for a period of more than two hundred forty (240) days, then Tenant may terminate this Lease as of the date of such Taking by giving written notice to Landlord within thirty (30) days after the Taking, and Rent shall be apportioned as of the date of such Taking. If Tenant does not terminate this Lease, then Rent shall be abated on a reasonable basis as to that portion of the Premises rendered untenantable by the Taking.
(c)
Partial Taking - Landlord’s Rights. If any material portion, but less than all, of the Building becomes subject to a Taking, or if Landlord is required to pay any of the proceeds arising from a Taking to a Landlord’s Mortgagee, then Landlord may terminate this Lease by delivering written notice thereof to Tenant within thirty (30) days after such Taking, and Rent shall be apportioned as of the date of such Taking. If Landlord does not so terminate this Lease, then this Lease will continue, but if any portion of the Premises has been taken, Rent shall abate as provided in the last sentence of Section 14(b).
(d)
Award or Compensation for a Taking. If any Taking occurs, then Landlord shall receive the entire award or other compensation for the Land, the Building, and other improvements taken; however, Tenant may separately pursue a claim (to the extent it will not reduce Landlord’s award) against the condemnor for the value of Tenant’s personal property which Tenant is entitled to remove under this Lease, moving costs, loss of business, and other claims it may have.
15.
Fire or Other Casualty.
(a)
Repair Estimate. If the Premises or the Building are damaged by fire or other casualty (a “Casualty”), Landlord shall use good faith efforts to deliver to Tenant within sixty (60) days after such Casualty a good faith estimate (the “Damage Notice”) of the time needed to repair the damage caused by such Casualty. For the avoidance of doubt, government actions for the purpose of protecting public safety or otherwise requiring the Building and/or businesses to close shall not be deemed a Casualty, and this Section 15 shall not apply thereto but shall only apply in the event of a casualty which degrades the physical or structural integrity of the Premises or the Building.
(b)
Tenant’s Rights. If a material portion of the Premises is damaged by Casualty such that Tenant is prevented from conducting its business in the Premises in a manner reasonably comparable to that conducted immediately before such Casualty and

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Landlord estimates that the damage caused thereby cannot be repaired within two hundred forty (240) days after the occurrence of the Casualty (the “Repair Period”) or if Landlord fails to commence, diligently prosecute and complete its restoration or repairs within the Repair Period, then, in either event, Tenant may terminate this Lease by delivering written notice to Landlord of its election to terminate within thirty (30) days after the Damage Notice has been delivered to Tenant or the expiration of the Repair Period, as the case may be.
(c)
Landlord’s Rights. If a Casualty damages the Premises or a material portion of the Building and: (1) Landlord estimates that the damage to the Premises cannot be repaired within the Repair Period; (2) the damage to the Premises exceeds [***] percent ([***]%) of the replacement cost thereof (excluding foundations and footings), as estimated by Landlord, and such damage occurs during the last two (2) years of the Term; (3) regardless of the extent of damage to the Premises, Landlord makes a good faith determination that restoring the Building would be uneconomical; or (4) Landlord is required to pay any insurance proceeds arising out of the Casualty to a Landlord’s Mortgagee, then Landlord may terminate this Lease by giving written notice of its election to terminate within thirty (30) days after the Damage Notice has been delivered to Tenant, provided that Tenant shall be given at least sixty (60) days to vacate the Premises.
(d)
Repair Obligation. If neither party elects to terminate this Lease following a Casualty, then Landlord shall, within a reasonable time after such Casualty, begin to repair the Premises and shall proceed with reasonable diligence to restore the Premises to substantially the same condition as they existed immediately before such Casualty; however, other than Building Standard leasehold improvements Landlord shall not be required to repair or replace any Alterations and/or any Cosmetic Alterations, and/or any other betterments within the Premises (which shall be promptly and with due diligence repaired and restored by Tenant at Tenant’s sole cost and expense) or any furniture, equipment, trade fixtures or personal property of Tenant or others in the Premises or the Building, and Landlord’s obligation to repair or restore the Premises shall be limited to the extent of the insurance proceeds actually received by Landlord for the Casualty in question. If this Lease is terminated under the provisions of this Section 15, Landlord shall be entitled to the full proceeds of the insurance policies providing coverage for all Alterations, Cosmetic Alterations, improvements and betterments in the Premises (and, if Tenant has failed to maintain insurance on such items as required by this Lease, Tenant shall pay Landlord an amount equal to the proceeds Landlord would have received had Tenant maintained insurance on such items as required by this Lease).
(e)
Abatement of Rent. If the Premises are damaged by Casualty, Rent for the portion of the Premises rendered untenantable by the damage shall be abated on a reasonable basis from the date of damage until the completion of Landlord’s repairs (or until the date of termination of this Lease by Landlord or Tenant as provided above, as the case may be), unless a Tenant Party caused such damage and the Rent is not reimbursable by Landlord’s required insurance, in which case, Tenant shall continue to pay Rent without abatement.

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16.
Personal Property Taxes. Tenant shall be liable for all taxes levied or assessed against personal property, furniture, or fixtures placed by Tenant in the Premises or in or on the Building or Project. If any taxes for which Tenant is liable are levied or assessed against Landlord or Landlord’s property and Landlord elects to pay the same, or if the assessed value of Landlord’s property is increased by inclusion of such personal property, furniture or fixtures and Landlord elects to pay the taxes based on such increase, then Tenant shall pay to Landlord, within thirty (30) days following written request therefor, the part of such taxes for which Tenant is primarily liable hereunder.
17.
Events of Default. Each of the following occurrences shall be an “Event of Default” hereunder:
(a)
Payment Default. Tenant’s failure to pay Rent within five (5) calendar days after the same is due, unless such failure is cured by Tenant within five (5) days after written notice from Landlord, provided, however in no event shall Landlord be required to give notice of late Rent more than once in any twelve (12) month period, and the second time in any twelve (12) month period that any payment of Rent is not paid within five (5) calendar days after the same is due shall constitute an automatic Event of Default hereunder;
(b)
Abandonment. Tenant fails to take initial occupancy or abandons the Premises or any substantial portion thereof, or fails to continuously operate its business in the Premises, abandonment being defined as Tenant’s vacation of the Premises and failure to meet one (1) or more lease obligations;
(c)
Estoppel/Financial Statement/Commencement Date Letter. Tenant fails to provide: (i) any estoppel certificate after Landlord’s written request therefor pursuant to Section 27(e); (ii) any financial statement after Landlord’s written request therefor pursuant to Section 27(q); or (iii) the Confirmation of Commencement Date in the form of Exhibit F as required by Section 3, and such failure shall continue for five (5) calendar days after Landlord’s second (2nd) written notice thereof to Tenant;
(d)
Insurance. Tenant fails to procure, maintain and deliver to Landlord evidence of the insurance policies and coverages as required under Section 11(a);
(e)
Mechanic’s Liens. Tenant fails to pay and release of record, or diligently contest and bond around, any mechanic’s lien filed against the Premises or the Project for any work performed, materials furnished, or obligation incurred by or at the request of Tenant, within the time and in the manner required by Section 8(c);
(f)
Other Defaults. Tenant’s failure to perform, comply with, or observe any other agreement or obligation of Tenant under this Lease and the continuance of such failure for a period of thirty (30) calendar days or more after Landlord has delivered to Tenant written notice thereof; and
(g)
Insolvency. The filing of a petition by or against Tenant (the term “Tenant” shall include, for the purpose of this Section 17(g), any guarantor of Tenant’s obligations hereunder): (1) in any bankruptcy or other insolvency proceeding; (2) seeking any relief under any state or federal debtor relief law; (3) for the appointment of a liquidator or receiver for all or substantially all of Tenant’s property or for Tenant’s

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interest in this Lease; or (4) for the reorganization or modification of Tenant’s capital structure; however, if such a petition is filed against Tenant, then such filing shall not be an Event of Default unless Tenant fails to have the proceedings initiated by such petition dismissed within sixty (60) calendar days after the filing thereof.
18.
Remedies. Upon the occurrence of any Event of Default, Landlord may, in addition to all other rights and remedies afforded Landlord hereunder or by law or equity, take any one or more of the following actions:
(a)
Landlord may continue this Lease in full force and effect, and proceed to collect all Rent when due; and/or
(b)
Landlord may terminate this Lease or Tenant’s right of possession of the Premises, in either of which events Tenant shall immediately surrender the Premises to Landlord. If Tenant shall fail to do so, Landlord may, without further notice and without prejudice to any other remedy Landlord may have, enter upon the Premises, without notice, and expel or remove Tenant and Tenant’s property without being liable for any claim for trespass or damages therefor. Upon any such termination of Tenant’s right of possession, Tenant shall remain liable to Landlord, due and payable monthly as and when due, the Rent and any other amounts which are owing by Tenant for the balance of the Term. Upon any such termination of this Lease, Tenant shall remain liable to Landlord for damages, due and payable monthly on the day Rent would have been payable hereunder, in an amount equal to the Rent and any other amounts which would have been owing by Tenant for the balance of the Term of this Lease, had this Lease not been terminated, less the net proceeds, if any, of any reletting of the Premises by Landlord, after deducting all of Landlord’s costs and expenses (including, without limitation, leasing commissions, tenant improvements, advertising expenses and professional fees) incurred in connection with or in any way related to the termination of this Lease, eviction of Tenant and such reletting except to the extent such costs arise from improving the Premises to a condition materially better than the condition of the Premises as of the Commencement Date or, at Landlord’s option, the Lease Date, in Landlord’s sole but commercially reasonable discretion; and/or
(c)
Upon a termination of this Lease, Landlord may declare the entire amount of Rent to be paid by Tenant, and other sums which in Landlord’s reasonable determination would become due and payable during the remainder of the Term, discounted to present value by using a reasonable discount rate selected by Landlord, to be due and payable immediately. Upon such acceleration of such amounts, Tenant agrees to pay the same at once, together with all Rent and other amounts theretofore due, less the market value of the Premises for the remainder of the Term, as determined by Landlord (taking into consideration the probable costs of marketing and reletting the Premises, then-current rental rates, probable rental rates for the remainder of the Term, probable concession packages, the probability of reletting the Premises and the probable amount of time which will elapse before the Premises are relet), at Landlord’s address as provided herein; provided however, that such payment shall not constitute a penalty or forfeiture but shall constitute liquidated damages for Tenant’s failure to comply with the terms and provisions of this Lease (Landlord and

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Tenant agreeing that Landlord’s actual damages in such an event are impossible to ascertain and that the amount set forth above is a reasonable estimate thereof). The acceptance of such payment by Landlord shall not constitute a waiver of rights or remedies to Landlord for any failure of Tenant thereafter occurring to comply with any term, provision, condition or covenant of this Lease; and/or
(d)
Landlord may enter the Premises as the agent of Tenant without the requirement of resorting to the summary ejectment procedures set forth in Chapter 42 of the North Carolina General Statutes and without being liable for any claim for trespass or damages therefor, and, in connection therewith, rekey the Premises, remove Tenant’s property therefrom and store the same at Tenant’s expense, without being liable for any damage thereto, and relet the Premises as the agent of Tenant, by commercially reasonable means, for any term Landlord deems proper, and receive the rent therefor. Tenant shall pay Landlord on demand any deficiency that may arise by reason of such reletting, but Tenant shall not be entitled to any surplus so arising. Tenant shall reimburse Landlord for all costs and expenses (including, without limitation, advertising expenses and professional fees) incurred in connection with or in any way related to the eviction of Tenant and reletting the Premises, and for the amount of any other Rent which would have been due of Tenant to Landlord hereunder if not for certain concessions granted by Landlord to Tenant. Landlord, in addition to but not in lieu of or in limitation of any other right or remedy provided to Landlord under the terms of this Lease or otherwise (but only to the extent such sum is not reimbursed to Landlord in conjunction with any other payment made by Tenant to Landlord), shall have the right to be immediately repaid by Tenant the amount of all sums expended by Landlord and not repaid by Tenant in connection with preparing or improving the Premises to Tenant’s specifications and any and all costs and expenses incurred in renovating or altering the Premises to make it suitable for reletting; and/or
(e)
As agent of Tenant, Landlord may cure any default or do whatever Tenant is obligated to do under this Lease, including, but not limited to, entering the Premises, without being liable to prosecution or any claims for damages, in order to accomplish this purpose. Tenant agrees to reimburse Landlord immediately upon demand for any expenses (plus interest at the Default Rate) which Landlord may incur in thus effecting compliance with this Lease on behalf of Tenant. Said sum, together with interest thereon, shall be additional Rent. Landlord shall not be liable for any damages resulting to Tenant from such action, whether caused by the negligence of Landlord or otherwise.
(f)
Without any showing of need or the presence of any statutory or common law grounds, all of which requirements are hereby expressly waived, Landlord may have a receiver appointed to take possession of the Premises and relet all or any portion thereof, in accordance with this Section 18. Tenant shall pay to Landlord on demand all costs Landlord incurs in connection therewith.
(g)
Notwithstanding anything in this Lease to the contrary, Landlord shall use commercially reasonable efforts to relet the Premises on such terms as Landlord in its sole discretion may determine (including a term different from the Term, rental concessions, and alterations to, and improvement of, the Premises); however, Landlord shall not be obligated to expend funds in connection with reletting the

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Premises, nor to relet the Premises before leasing other portions of the Building, and Landlord shall not be obligated to accept any prospective tenant proposed by Tenant unless such proposed tenant meets all of Landlord’s leasing criteria. Landlord shall not be liable for, nor shall Tenant’s obligations hereunder be diminished because of, Landlord’s failure to relet the Premises or to collect rent due for such reletting. Tenant shall not be entitled to the excess of any consideration obtained by reletting over the Rent due hereunder.
(h)
Landlord may draw upon all or part of the Security Deposit, as provided in Section 6 hereof.
19.
Payment by Tenant; Non-Waiver; Cumulative Remedies.
(a)
Payment by Tenant. Upon any Event of Default, Tenant shall pay to Landlord all costs incurred by Landlord (including court costs and reasonable attorneys’ fees and expenses) in: (1) obtaining possession of the Premises; (2) removing and storing Tenant’s or any other occupant’s property; (3) repairing, restoring, altering, remodeling, or otherwise putting the Premises into condition acceptable to a new tenant (but not materially better than the condition of the Premises as of the Commencement Date or, at Landlord’s option, the Lease Date, in Landlord’s sole but commercially reasonable discretion;); (4) if Tenant is dispossessed of the Premises and this Lease is not terminated, reletting all or any part of the Premises (including brokerage commissions, cost of tenant finish work, and other costs incidental to such reletting); (5) performing Tenant’s obligations which Tenant failed to perform; and (6) enforcing, or advising Landlord of, its rights, remedies, and recourses arising out of the Event of Default. To the full extent permitted by Law, Landlord and Tenant agree the federal and state courts of the state in which the Premises are located shall have exclusive jurisdiction over any matter relating to or arising from this Lease and the parties’ rights and obligations under this Lease.
(b)
No Waiver. Landlord’s acceptance of Rent following an Event of Default shall not waive Landlord’s rights regarding such Event of Default. No waiver by Landlord of any violation or breach of any of the terms contained herein shall waive Landlord’s rights regarding any future violation of such term. Landlord’s acceptance of any partial payment of Rent shall not waive Landlord’s rights with regard to the remaining portion of the Rent that is due, regardless of any endorsement or other statement on any instrument delivered in payment of Rent or any writing delivered in connection therewith; accordingly, Landlord’s acceptance of a partial payment of Rent shall not constitute an accord and satisfaction of the full amount of the Rent that is due.
(c)
Cumulative Remedies. Any and all remedies set forth in this Lease: (1) shall be in addition to any and all other remedies Landlord may have at law or in equity; (2) shall be cumulative; and (3) may be pursued successively or concurrently as Landlord may elect. The exercise of any remedy by Landlord shall not be deemed an election of remedies or preclude Landlord from exercising any other remedies in the future.
(d)
No Designation. If Tenant is in arrears in payment of Rent, Tenant waives its right, if any, to designate the items to which any payments made by Tenant are to be

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credited, and Landlord may apply any payments made by Tenant to such items as Landlord sees fit, irrespective of any designation or request by Tenant as to the items to which any such payments shall be credited.
(e)
No Counterclaims. Tenant shall not interpose any counterclaim (other than a compulsory counterclaim) in any summary proceeding commenced by Landlord to recover possession of the Premises and shall not seek to consolidate such proceeding with any action which may have been or will be brought by Tenant or any other person or entity.
20.
INTENTIONALLY OMITTED.
21.
Surrender of Premises. No act by Landlord shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid unless it is in writing and signed by Landlord. At the expiration or termination of this Lease, Tenant shall deliver to Landlord the Premises with all improvements located therein in good repair and condition, free of Hazardous Materials placed on the Premises during the Term, broom-clean, reasonable wear and tear (and condemnation and Casualty damage, as to which Section 14 and Section 15 shall control) excepted and shall deliver to Landlord all keys and access cards to the Premises. Provided that Tenant has performed all of its obligations hereunder, Tenant shall remove all unattached trade fixtures, furniture, and personal property placed in the Premises or elsewhere in the Building by Tenant (but Tenant may not remove any such item which was paid for, in whole or in part, by Landlord or any wiring or cabling unless Landlord requires such removal). Additionally, at Landlord’s option (provided that such option is timely exercised in accordance with Section 8(a) hereof, if applicable), Tenant shall (not later than ten (10) days after the expiration or earlier termination of this Lease) remove such Alterations, additions (including stairs and bank vaults), improvements, trade fixtures, personal property, equipment, wiring, conduits, cabling and furniture as Landlord may request. Tenant shall repair all damage caused by such removal. All items not so removed shall, at Landlord’s option, be deemed to have been abandoned by Tenant and may be appropriated, sold, stored, destroyed, or otherwise disposed of by Landlord at Tenant’s cost without notice to Tenant and without any obligation to account for such items; any such disposition shall not be considered a strict foreclosure or other exercise of Landlord’s rights in respect of the security interest granted under Section 20. The provisions of this Section 21 shall survive the expiration or earlier termination of this Lease.
22.
Holding Over. In the event Tenant remains in possession of the Premises after the expiration or termination of this Lease without the execution of a new lease, then Tenant, at Landlord’s option, shall be deemed to be occupying the Premises as a tenant at sufferance at a rental equal to [***] percent ([***]%) of the then-applicable monthly Rent for all periods thereafter, and shall otherwise remain subject to all the conditions, provisions and obligations of this Lease insofar as the same are applicable to a tenancy at sufferance, including without limitation the payment of all other Rent. No holding over by Tenant after the expiration or earlier termination of this Lease shall be construed to extend or renew the Term of this Lease or in any other manner be construed as permission by Landlord to hold over. If, at any point during any such holding over of Tenant after the expiration or earlier termination of this Lease, (A) Landlord provides Tenant with written notice (the “Holdover Notice”) identifying (i) a prospective tenant to whom Landlord

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wishes lease all or any part of the Premises, effective at any time after the expiration or earlier termination of this Lease (each, a “Potential Tenant”), and (ii) the Delivery Date and/or commencement date of the lease to such Potential Tenant; and (B) Tenant remains in possession of the Premises on the date that is thirty (30) days after Tenant’s receipt of such Holdover Notice, then Tenant shall indemnify Landlord (i) from and against any and all claims for damages by any such Potential Tenant, and any other tenant to whom Landlord may have leased all or any part of the Premises thereafter, and (ii) for all other losses, costs, and expenses—including, without limitation, reasonable attorneys’ fees and any and all consequential damages—incurred by or on behalf of Landlord by reason of and/or otherwise in connection with such holding over.
23.
Certain Rights Reserved by Landlord. Landlord shall have the following rights:
(a)
Building Operations. To decorate and to make inspections, repairs, alterations, additions, changes, or improvements, whether structural or otherwise, in and about the Project, or any part thereof; to enter upon the Premises (after giving Tenant at least 24 hours advance notice thereof, which may be oral notice, except in cases of real or apparent emergency, in which case no notice shall be required) and, during the continuance of any such work, to temporarily close doors, entryways, public space, and corridors in the Building; to interrupt or temporarily suspend Building services and facilities; to change the name of the Building; and to change the arrangement and location of entrances or passageways, doors, and doorways, corridors, elevators, stairs, restrooms, or other public parts of the Building;
(b)
Security. To take such reasonable security measures as Landlord deems advisable (provided, however, that any such security measures are for Landlord’s own protection, and Tenant acknowledges that Landlord is not a guarantor of the security or safety of any Tenant Party and that such security matters are the responsibility of Tenant), including evacuating the Building for cause, suspected cause, or for drill purposes; temporarily denying access to the Building; and closing the Building after Normal Business Hours and on Sundays and Holidays, subject, however, to Tenant’s right to enter when the Building is closed after Normal Business Hours under such reasonable regulations as Landlord may prescribe from time to time;
(c)
Repairs and Maintenance. Subject to the notice requirement set forth in Section 23(a) above, to enter the Premises at all reasonable hours to perform Landlord’s repair and maintenance obligations and rights under this Lease; and
(d)
Prospective Purchasers and Lenders. Subject to the notice requirement set forth in Section 23(a) above, to enter the Premises at all reasonable hours to show the Premises to prospective purchasers or lenders; and
(e)
Prospective Tenants. Subject to the notice requirement set forth in Section 23(a) above, at any time during the last twelve (12) months of the Term (or earlier if Tenant has notified Landlord in writing that it does not desire to renew the Term or if Tenant has vacated or abandoned the Premises) or at any time following the occurrence of an Event of Default, to enter the Premises at all reasonable hours to show the Premises to prospective tenants.

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24.
intentionally omitted.
25.
Hazardous Materials.
(a)
During the Term of this Lease, Tenant shall comply with all Environmental Laws (as defined in Section 25(i) below) applicable to the operation or use of the Premises, will cause all other persons occupying or using the Premises to comply with all such Environmental Laws, will immediately pay or cause to be paid all costs and expenses incurred by reason of such compliance. Notwithstanding the foregoing, in no event shall Tenant be responsible for any costs involved with complying with Environmental Laws with regard to the Premises to the extent that the cost of compliance arose from events occurring prior to the Lease Date, or is otherwise not caused by or otherwise arising from or related to any act or omission of Tenant and/or any Tenant Party and/or otherwise in connection with Tenant’s use and occupancy of the Premises.
(b)
Tenant shall not generate, use, treat, store, handle, release or dispose of, or permit the generation, use, treatment, storage, handling, release or disposal of Hazardous Materials (as defined in Section 25(i) hereof) on the Premises, or the Project, or transport or permit the transportation of Hazardous Materials to or from the Premises or the Project except for limited quantities of household cleaning products and office supplies used or stored at the Premises and reasonably required in connection with the routine operation and maintenance of the Premises, and in compliance with all applicable Environmental Laws.
(c)
At any time and from time to time during the Term of this Lease, Landlord may perform, at Landlord’s sole cost and expense, an environmental site assessment report concerning the Premises, prepared by an environmental consulting firm chosen by Landlord, indicating the presence or absence of Hazardous Materials caused or permitted by Tenant and the potential cost of any compliance, removal or remedial action in connection with any such Hazardous Materials on the Premises. Tenant shall grant and hereby grants to Landlord and its agents access to the Premises and specifically grants Landlord an irrevocable non-exclusive license to undertake such an assessment.
(d)
Tenant will immediately advise Landlord in writing of any of the following: (1) any pending or threatened Environmental Claim (as defined in Section 25(i) below) against Tenant relating to the Premises or the Project; (2) any condition or occurrence on the Premises or the Project that (a) results in noncompliance by Tenant with any applicable Environmental Law, or (b) could reasonably be anticipated to form the basis of an Environmental Claim against Tenant or Landlord or the Premises; (3) any condition or occurrence on the Premises or any property adjoining the Premises that could reasonably be anticipated to cause the Premises to be subject to any restrictions on the ownership, occupancy, use or transferability of the Premises under any Environmental Law; and (4) the actual or anticipated taking of any removal or remedial action by Tenant in response to the actual or alleged presence of any Hazardous Material on the Premises or the Project. All such notices shall describe in reasonable detail the nature of the claim, investigation, condition, occurrence or

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removal or remedial action and Tenant’s response thereto. In addition, Tenant will provide Landlord with copies of all communications regarding the Premises with any governmental agency relating to Environmental Laws, all such communications with any person relating to Environmental Claims, and such detailed reports of any such Environmental Claim as may reasonably be requested by Landlord.
(e)
Tenant shall not use the Premises, or permitted the Premises to be used, for any use except for the Permitted Use.
(f)
Tenant agrees to indemnify, defend and hold harmless the Indemnitees from and against all obligations (including removal and remedial actions), losses, claims, suits, judgments, liabilities, penalties, damages (including consequential and punitive damages), costs and expenses (including reasonable attorneys’ and consultants’ fees and expenses) of any kind or nature whatsoever that may at any time be incurred by, imposed on or asserted against such Indemnitees directly or indirectly based on, or arising or resulting from (a) the actual or alleged presence of Hazardous Materials on the Project which is caused or permitted by Tenant or a Tenant Party and (b) any Environmental Claim relating in any way to Tenant’s operation or use of the Premises (the “Hazardous Materials Indemnified Matters”). The provisions of this Section 25 shall survive the expiration or sooner termination of this Lease.
(g)
To the extent that the undertaking in the preceding paragraph may be unenforceable because it is violative of any law or public policy, Tenant will contribute the maximum portion that it is permitted to pay and satisfy under applicable Law to the payment and satisfaction of all Hazardous Materials Indemnified Matters incurred by the Indemnitees.
(h)
All sums paid and costs incurred by Landlord with respect to any Hazardous Materials Indemnified Matter shall bear interest at the Default Rate from the date so paid or incurred until reimbursed by Tenant, and all such sums and costs shall be immediately due and payable on demand.
(i)
As used herein, the term “Hazardous Materials” means: (i) petroleum or petroleum products, natural or synthetic gas, asbestos in any form that is or could become friable, urea formaldehyde foam insulation, and radon gas; (ii) any substances defined as or included in the definition of “hazardous substances,” “hazardous wastes,” “hazardous materials,” “extremely hazardous wastes,” “restricted hazardous wastes,” “toxic substances,” “toxic pollutants,” “contaminants” or “pollutants,” or words of similar import, under any applicable Environmental Law; and (iii) any other substance exposure which is regulated by any governmental authority; (b) “Environmental Law” means any federal, state or local statute, law, rule, regulation, ordinance, code, policy or rule of common law now or hereafter in effect and in each case as amended, and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, relating to the environment, health, safety or Hazardous Materials, including without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, 42 U.S.C. §§ 9601 et seq.; the Resource Conservation and Recovery Act, 42 U.S.C. §§ 6901 et seq.; the Hazardous Materials Transportation Act, 49 U.S.C. §§ 1801 et seq.; the Clean Water Act, 33 U.S.C. §§ 1251 et seq.; the Toxic Substances Control

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Act, 15 U.S.C. §§ 2601 et seq.; the Clean Air Act, 42 U.S.C. §§ 7401 et seq.; the Safe Drinking Water Act, 42 U.S.C. §§ 300f et seq.; the Atomic Energy Act, 42 U.S.C. §§ 2011 et seq.; the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. §§ 136 et seq.; the Occupational Safety and Health Act, 29 U.S.C. §§ 651 et seq.; (c) “Environmental Claims” means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of non-compliance or violation, investigations, proceedings, consent orders or consent agreements relating in any way to any Environmental Law or any Environmental Permit, including without limitation (i) any and all Environmental Claims by governmental or regulatory authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law and (ii) any and all Environmental Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from Hazardous Materials or arising from alleged injury or threat of injury to health, safety or the environment.
26.
Parking. Landlord shall provide Tenant with a certain number of parking permits based on the Unreserved Parking Allocation, as defined in the Basic Lease Information, at no cost to Tenant or Tenant’s employees, subject to and upon the terms hereof (collectively, “Parking Permits” and, each individually, a “Parking Permit”). Each Parking Permit constitutes a nonexclusive license for an individual employee of Tenant to park one (1) automobile on a non-reserved basis in a non-reserved parking space in the Parking Areas, as defined below. Each Parking Permit shall be registered to a specific employee of Tenant and may not be used by any party other than the employee of Tenant to whom it is registered. Landlord and Tenant agree that the non-reserved Parking Permits shall be provided to Tenant and Tenant’s employees at no charge. Tenant shall have the right to park in the Parking Areas in common with other tenants and/or users of the Building and/or the Project. Tenant agrees not to overburden the Parking Areas and agrees to cooperate with Landlord and other tenants and/or users of the Building and/or the Project in the use of the Parking Areas, provided that in no event shall Tenant using the Parking Permits as permitted by the Unreserved Parking Allocation constitute Tenant overburdening the Parking Areas. Landlord reserves the right, in Landlord’s absolute and sole but reasonable discretion, to determine whether the Parking Areas, and/or any portion(s) thereof, are becoming overburdened and to reallocate and assign Parking Permits among Tenant and other tenants and/or users of the Building and/or the Project, and/or to reconfigure the Parking Areas, and/or any portion(s) thereof, and to modify the existing ingress to and egress from the Parking Areas, and/or any portion(s) thereof, as Landlord shall deem appropriate, in Landlord’s sole but reasonable discretion; provided, however, that Landlord shall not be permitted to reduce the Unreserved Parking Allocation. To the extent Landlord offers visitor parking in the Parking Areas, visitors will be provided access. To the extent Landlord installs an access code and/or card reader and/or barcode scanning system in the Parking Areas, visitors will be provided said access via such system and Tenant will be responsible for providing the access information to its visitors. At no time will Tenant utilize the access information for its employees, agents, or other non-visitors. Landlord may establish a rate structure for any such visitor parking at such time(s), at any time and from time to time, as visitor parking is provided in the Parking Areas, in Landlord’s sole but commercially reasonable discretion. Landlord shall have the right to control access to the Parking Areas, remove improperly parked automobiles and require that the designated automobile display

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decals or other evidence of its right to use the Parking Areas. Landlord may designate an independent contractor to operate the Parking Areas, by lease or otherwise, which will have the right to exercise Landlord’s rights hereunder, and Landlord shall have no liability whatsoever for the acts or omissions of such contractor. As used herein the term “Parking Areas” shall mean (i) the initial surface parking at the Project and/or (ii) those certain parking garages either existing or to be constructed at the Project by or on behalf of Landlord, in each and every case, to be non-exclusive to the office or retail tenants and/or users of the Project, and otherwise as directed by Landlord. Landlord, its agents, contractors, designees, and employees (collectively “Garage Management”) shall have the right to: (w) adopt requirements or procedures pertaining to parking, including parking stickers, access cards or any other devices or forms of identification, (x) assign specific areas or spaces, and reserve spaces for disabled persons, and other tenants, customers of tenants, or other parties, (y) restrict or prohibit parking of commercial vehicles, and (z) charge for customer or visitor parking in the Parking Areas based on market rates established by Garage Management from time to time. Garage Management shall have the right to close portions of the parking areas in order to make repairs or perform maintenance services, or to alter, modify, re-stripe or renovate the same, or if required by casualty, condemnation, act of God or governmental requirement, or any other reason. As a condition to the use of such parking spaces, Landlord may require that Tenant and/or each individual using such parking spaces comply with such further reasonable documentation and rules and regulations as Garage Management may reasonably require. Garage Management shall have the right to establish or modify the methods used to control parking in the Parking Areas including, without limitation the installation of certain control devices or the hiring of parking attendants. Neither Garage Management nor Landlord shall be liable for any damage to or any theft of any vehicle or any contents therefrom while in or about the Parking Areas or the Project. Tenant and its employees shall park their cars only in those portions of the Parking Areas designated for Tenant’s use and for which Tenant has Parking Permits, whether that designation be made by Garage Management or Landlord. Tenant shall furnish Landlord with its employees’ license numbers within fifteen (15) days after taking possession of the Premises, and Tenant shall thereafter notify Landlord of any changes within five (5) Business Days after such change occurs. If Tenant or its employees park their cars in parking areas not designated for Tenant’s use, then Garage Management may charge Tenant a reasonable amount per day for each day or partial day per car parked in such areas. All amounts due under the provisions of this paragraph shall be payable by Tenant within ten (10) days after demand and if such sums are not timely paid, Garage Management or Landlord may suspend Tenant’s parking in the Parking Areas. Garage Management shall have the right to tow away from the Parking Areas at Tenant’s expense any car or cars belonging to Tenant’s employees and/or to attach violation stickers or notices to such cars which are in violation of this Section 26. The parking spaces available for use by the public may require payment of a parking charge to a parking meter or other similar device and may limit the number of hours that a vehicle may be parked without payment of additional parking charges. Notwithstanding anything to the contrary contained herein, other than maintaining, repairing, and lighting the Parking Areas and performing fiduciary functions with respect thereto (e.g., paying taxes and insurance), Landlord shall not provide any services with respect to the Parking Areas.

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27.
Miscellaneous.
(a)
Landlord Transfer. Landlord may transfer any portion of the Building and any of its rights under this Lease. If Landlord assigns its rights under this Lease, then Landlord shall thereby be released from any further obligations hereunder arising after the date of transfer, provided that the assignee assumes Landlord’s obligations hereunder in writing.
(b)
LANDLORD’S LIABILITY. THE LIABILITY OF LANDLORD (AND ITS PARTNERS, SHAREHOLDERS OR MEMBERS) TO TENANT (OR ANY PERSON OR ENTITY CLAIMING BY, THROUGH OR UNDER TENANT) FOR ANY DEFAULT BY LANDLORD UNDER THE TERMS OF THIS LEASE OR ANY MATTER RELATING TO OR ARISING OUT OF THE OCCUPANCY OR USE OF THE PREMISES AND/OR OTHER AREAS OF THE BUILDING OR PROJECT SHALL BE LIMITED TO TENANT’S ACTUAL DIRECT, BUT NOT CONSEQUENTIAL (OR OTHER SPECULATIVE), DAMAGES THEREFOR AND SHALL BE RECOVERABLE ONLY FROM THE INTEREST OF LANDLORD IN THE BUILDING, AND LANDLORD (AND ITS PARTNERS, SHAREHOLDERS OR MEMBERS) SHALL NOT BE PERSONALLY LIABLE FOR ANY DEFICIENCY. ADDITIONALLY, TO THE EXTENT ALLOWED BY LAW, TENANT HEREBY WAIVES ANY STATUTORY LIEN IT MAY HAVE AGAINST LANDLORD OR ITS ASSETS, INCLUDING WITHOUT LIMITATION, THE BUILDING.
(c)
Force Majeure. Other than for Tenant’s obligations under this Lease that can be performed by the payment of money (e.g., payment of Rent and maintenance of insurance) and Tenant’s obligations pursuant to Exhibit D and Exhibit D-1 attached hereto and incorporated herein by reference, whenever a period of time is herein prescribed for action to be taken by either party hereto, such party shall not be liable or responsible for, and there shall be excluded from the computation of any such period of time, any delays due to causes beyond the control of such party (whether foreseen or unforeseen), including, without limitation, strikes, riots, terrorism, acts of God, shortages of labor or materials, war, laws, regulations or restrictions, inability or delays in receiving applicable building or construction permits, inspection delays, pandemics, endemics, epidemics, public health emergencies, or any other causes of any kind whatsoever which are beyond the control of such party, whether or not related to the foregoing enumerated causes. Tenant further acknowledges and agrees that supervening events which render performance for Tenant unprofitable, less profitable or more difficult shall not excuse Tenant from the timely payment of Rent or any other amount due under this Lease.
(d)
Brokerage. Neither Landlord nor Tenant has dealt with any broker or agent in connection with the negotiation or execution of this Lease, other than as set forth in the Basic Lease Information. Landlord shall pay such fees that are payable only to Tenant’s Broker named in the Basic Lease Provisions pursuant to the terms and conditions of a separate agreement regarding such fees. Tenant shall indemnify, defend and hold Landlord harmless from and against all costs, expenses, attorneys’ fees, liens and other liability for commissions or other compensation claimed by any

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broker or agent claiming the same by, through, or under Tenant. The foregoing indemnity shall survive the expiration or earlier termination of this Lease.
(e)
Estoppel Certificates. From time to time, Tenant shall furnish to any party designated by Landlord, within ten (10) days after Landlord has made a request therefor, a certificate signed by Tenant confirming and containing such factual certifications and representations as to this Lease as Landlord may reasonably request.
(f)
Notices. All notices and other communications given pursuant to this Lease shall be in writing and shall be: (1) mailed by first class, United States Mail, postage prepaid, certified, with return receipt requested, and addressed to the parties hereto at the address specified in the Basic Lease Information; (2) hand delivered to the intended addressee; (3) sent by a nationally recognized overnight courier service; or (4) sent by email transmission during Normal Business Hours followed by a copy of such notice sent in another manner permitted hereunder. All notices shall be effective upon the earlier to occur of actual receipt, one (1) Business Day following deposit with a nationally recognized overnight courier service, or three (3) days following deposit in the United States mail. The parties hereto may change their addresses by giving notice thereof to the other in conformity with this provision.
(g)
Separability. If any clause or provision of this Lease is illegal, invalid, or unenforceable under present or future laws, then the remainder of this Lease shall not be affected thereby and in lieu of such clause or provision, there shall be added as a part of this Lease a clause or provision as similar in terms to such illegal, invalid, or unenforceable clause or provision as may be possible and be legal, valid, and enforceable.
(h)
Amendments; Binding Effect. This Lease may not be amended except by instrument in writing signed by Landlord and Tenant. No provision of this Lease shall be deemed to have been waived by Landlord unless such waiver is in writing signed by Landlord, and no custom or practice which may evolve between the parties in the administration of the terms hereof shall waive or diminish the right of Landlord to insist upon the performance by Tenant in strict accordance with the terms hereof. The terms and conditions contained in this Lease shall inure to the benefit of and be binding upon the parties hereto, and upon their respective successors in interest and legal representatives, except as otherwise herein expressly provided. This Lease is for the sole benefit of Landlord and Tenant, and, other than Landlord’s Mortgagee, no third party shall be deemed a third party beneficiary hereof.
(i)
Quiet Enjoyment. Provided Tenant has performed all of its obligations hereunder, Tenant shall peaceably and quietly hold and enjoy the Premises for the Term, without hindrance from Landlord or any party claiming by, through, or under Landlord, but not otherwise, subject to the terms and conditions of this Lease.
(j)
No Merger. There shall be no merger of the leasehold interest hereby created with Landlord’s fee interest in the Premises or any part thereof if the same person acquires or holds, directly or indirectly, this Lease or any interest in this Lease and the fee interest in the leasehold Premises or any interest in such fee interest.

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(k)
No Offer. The submission of this Lease to Tenant shall not be construed as an offer, and Tenant shall not have any rights under this Lease unless Landlord executes a copy of this Lease and delivers it to Tenant.
(l)
Entire Agreement. This Lease constitutes the entire agreement between Landlord and Tenant regarding the subject matter hereof and supersedes all oral statements and prior writings relating thereto. Except for those set forth in this Lease, no representations, warranties, or agreements have been made by Landlord or Tenant to the other with respect to this Lease or the obligations of Landlord or Tenant in connection therewith. The normal rule of construction that any ambiguities be resolved against the drafting party shall not apply to the interpretation of this Lease or any exhibits or amendments hereto.
(m)
Waiver of Jury Trial. TO THE MAXIMUM EXTENT PERMITTED BY LAW, LANDLORD AND TENANT EACH WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY LITIGATION OR TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE ARISING OUT OF OR WITH RESPECT TO THIS LEASE OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED HERETO.
(n)
Governing Law. This Lease shall be governed by and construed in accordance with the laws of the state in which the Premises are located (the “State”).
(o)
Recording. Tenant shall not record this Lease, or any memorandum of this Lease, without the prior written consent of Landlord, which consent may be withheld or denied in the sole and absolute discretion of Landlord, and any recordation by Tenant without Landlord’s prior written consent shall be a material breach of this Lease and constitute an automatic Event of Default on behalf of Tenant hereunder. Following the Lease Date, upon Tenant’s written request to Landlord, Landlord shall execute a memorandum of lease, in the form attached hereto as Exhibit J (the “MOL”), and Landlord shall deliver Landlord’s executed copy thereof to Tenant for recording, at Tenant’s sole cost and expense, in the Office of the Register of Deeds of Wake County, North Carolina (the “Registry”). For the avoidance of doubt, Landlord may not withhold its consent with respect to recording the MOL in the Registry. Upon the expiration or sooner termination of this Lease or Tenant’s right of possession of the Premises, Tenant (or Tenant’s successor-in-interest hereunder, as applicable) shall, at Tenant’s sole cost and expense, cancel and terminate the MOL of record and, in connection therewith, Tenant covenants and agrees to promptly execute, acknowledge, and deliver to Landlord any and all instruments and/or other documents as shall be reasonably requested by Landlord and/or as otherwise may be necessary to effectively cancel and terminate the MOL of record in the Registry. If Tenant fails to so execute, acknowledge, deliver to Landlord any and all such instruments and/or or other documents within ten (10) days of Tenant’s receipt of a request therefor from Landlord, and/or if Tenant otherwise fails to effectively cancel and terminate the MOL of record by recording an effective cancellation or termination of such MOL of record in the Registry within ten (10) days of the expiration or sooner termination of this Lease or Tenant’s right of possession of the Premises, then, in any such case, Tenant hereby irrevocably appoints Landlord (or

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Landlord’s successor-in-interest hereunder, as applicable) as Tenant’s attorney-in-fact solely for the purpose of executing, acknowledging, and delivering such instruments and/or other documents for and in the name of Tenant without subjecting Landlord to liability of any kind whatsoever with respect thereto and Tenant shall reimburse Landlord for any and all out-of-pocket costs and expenses in connection therewith within thirty (30) days of Tenant's receipt of a demand therefor from Landlord. Upon the request of either party hereto, from time to time during the Term of this Lease, such MOL shall be amended to reflect the actual Commencement Date, the length of the Term, and/or any subsequent material modifications to this Lease agreed to by Landlord and Tenant in writing. In the event of any conflict between the terms of this Lease and the terms of such MOL, the terms of this Lease shall govern and control. The obligations of Tenant in this Section 27(o) shall survive the expiration or sooner termination of this Lease or Tenant’s right of possession of the Premises.
(p)
Joint and Several Liability. If Tenant is comprised of more than one (1) party, each such party shall be jointly and severally liable for Tenant’s obligations under this Lease. All unperformed obligations of Tenant hereunder not fully performed at the end of the Term shall survive the end of the Term, including payment obligations with respect to Rent and all obligations concerning the condition and repair of the Premises.
(q)
Financial Reports. Within fifteen (15) days after Landlord’s request therefor, Tenant will furnish Tenant’s most recent two (2) years and year-to-date audited financial statements (including any notes to them) to Landlord, or, if no such audited statements have been prepared for some or all of such statements, such other financial statements (and notes to them) as may have been prepared by an independent certified public accountant or, failing those, Tenant’s internally prepared financial statements. If Tenant is a publicly traded corporation, Tenant may satisfy its obligations hereunder by providing to Landlord Tenant’s most recent annual and quarterly reports. Tenant will discuss its financial statements with Landlord and, following the occurrence of an Event of Default hereunder, will give Landlord access to Tenant’s books and records in order to enable Landlord to verify the financial statements. Landlord will not disclose any aspect of Tenant’s financial statements that Tenant designates to Landlord as confidential except: (1) to Landlord’s Mortgagee or prospective mortgagees or purchasers of the Building; (2) to Landlord’s advisors and consultants; (3) in litigation between Landlord and Tenant; and (4) if required by court order. Tenant shall not be required to deliver the financial statements required under this Section 27(q) more than once in any twelve (12) month period unless requested by Landlord’s Mortgagee or a prospective buyer or lender of the Building or an Event of Default occurs.
(r)
Landlord’s Fees. Whenever Tenant requests Landlord to take any action not required of it hereunder or give any consent required or permitted under this Lease, Tenant will reimburse Landlord for Landlord’s reasonable, out-of-pocket costs payable to third parties and incurred by Landlord in reviewing the proposed action or consent, including reasonable attorneys’, engineers’ or architects’ fees, within thirty (30) days after Landlord’s delivery to Tenant of a statement of such costs. Tenant will be

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obligated to make such reimbursement without regard to whether Landlord consents to any such proposed action.
(s)
Telecommunications. Tenant and its telecommunications companies, including local exchange telecommunications companies and alternative access vendor services companies, shall have no right of access to and within the Building, for the installation and operation of telecommunications systems, including voice, video, data, Internet, and any other services provided over wire, fiber optic, microwave, wireless, and any other transmission systems (“Telecommunications Services”), for part or all of Tenant’s telecommunications within the Building and from the Building to any other location without Landlord’s prior written consent. All providers of Telecommunications Services shall be required to comply with the rules and regulations of the Building, applicable Laws and Landlord’s policies and practices for the Building. Tenant acknowledges that Landlord shall not be required to provide or arrange for any Telecommunications Services and that Landlord shall have no liability to any Tenant Party in connection with the installation, operation or maintenance of Telecommunications Services or any equipment or facilities relating thereto. Tenant, at its cost and for its own account, shall be solely responsible for obtaining all Telecommunications Services. Tenant agrees that, to the extent any Telecommunications Services are interrupted, curtailed or discontinued, Landlord shall have no obligation or liability with respect thereto and it shall be the sole obligation of Tenant at its own expense to obtain substitute service. Except to the extent arising from the intentional or grossly negligent acts of Landlord or Landlord’s agents or employees, Landlord shall have no liability for damages arising from, and Landlord does not warrant that Tenant’s use of any Lines will be free from the following (collectively, the “Line Problems”): (a) any eavesdropping or wire-tapping by unauthorized parties, (b) any failure of any Lines to satisfy Tenant’s requirements, or (c) any shortages, failures, variations, interruptions, disconnections, loss or damage caused by the installation, maintenance, replacement, use or removal of Lines by or for other tenants or occupants at the property. Under no circumstances shall any Line Problems be deemed an actual or constructive eviction of Tenant, render Landlord liable to Tenant for abatement of Rent, or relieve Tenant from performance of Tenant’s obligations under this Lease. Landlord in no event shall be liable for damages by reason of loss of profits, business interruption or other consequential damage arising from any Line Problems. Any and all Telecommunications Services equipment installed in the Tenant’s Premises or elsewhere in the Building by or on behalf of Tenant, including telecommunications lines (“Lines”), or other facilities for Telecommunications Services reception or transmittal, shall be removed prior to the expiration or earlier termination of this Lease, by Tenant at its sole cost or, at Landlord’s election, by Landlord at Tenant’s sole cost, with the cost thereof to be paid as additional Rent. Landlord shall have the right, however, upon written notice to Tenant given no later than thirty (30) days prior to the expiration or earlier termination of this Lease (except that the notice period shall extend to thirty (30) days beyond the date of termination of this Lease if it is terminated by either party due to a default by the other), to require Tenant to abandon and leave in place, without additional payment to Tenant or credit against Rent, any and all Telecommunications Services, Lines and related infrastructure, or

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selected components thereof, whether located in the Tenant’s Premises or elsewhere in the Building. In the event that Electronic Services equipment, Lines and facilities or satellite and antennae equipment of any type installed by or at the request of Tenant within the Tenant’s Premises, on the roof, or elsewhere within or on the Building causes interference to equipment used by another party, Tenant shall cease using such equipment, Lines and facilities or satellite and antennae equipment until the source of the interference is identified and eliminated and Tenant shall assume all liability related to such interference. Tenant shall cooperate with Landlord and other parties, to eliminate such interference promptly. In the event that Tenant is unable to do so, Tenant will substitute alternative equipment which remedies the situation. If such interference persists, Tenant shall, at Landlord’s sole discretion, remove such equipment.
(t)
Representations and Warranties.
(i)
Tenant represents and warrants to, and covenants with, Landlord that neither Tenant nor any of its respective constituent owners or affiliates currently are, or shall be at any time during the Term hereof, in violation of any laws relating to terrorism or money laundering (collectively, the “Anti-Terrorism Laws”), including without limitation Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001 and relating to Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (the “Executive Order”) and/or the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Public Law 107-56) (the “USA Patriot Act”).
(ii)
Tenant covenants with Landlord that neither Tenant nor any of its respective constituent owners or affiliates is or shall be during the Term hereof a “Prohibited Person,” which is defined as follows: (A) a person or entity that is listed in the Annex to, or is otherwise subject to, the provisions of the Executive Order; (B) a person or entity owned or controlled by, or acting for or on behalf of, any person or entity that is listed in the Annex to, or is otherwise subject to the provisions of, the Executive Order; (C) a person or entity with whom Landlord is prohibited from dealing with or otherwise engaging in any transaction by any Anti-Terrorism Law, including without limitation the Executive Order and the USA Patriot Act; (D) a person or entity who commits, threatens or conspires to commit or support “terrorism” as defined in Section 3(d) of the Executive Order; (E) a person or entity that is named as a “specially designated national and blocked person” on the then-most current list published by the U.S. Treasury Department Office of Foreign Assets Control at its official website, http://www.treas.gov/offices/eotffc/ofac/sdn/t11sdn.pdf, or at any replacement website or other replacement official publication of such list; and (F) a person or entity who is affiliated with a person or entity listed in items (A) through (E), above.
(iii)
At any time and from time-to-time during the Term, Tenant shall deliver to Landlord, within ten (10) days after receipt of a written request therefor, a written certification or such other evidence reasonably acceptable to Landlord evidencing and confirming Tenant’s compliance with this Section 27(t).

[EXECUTION COPY]

(u)
Confidentiality. Tenant acknowledges that the terms and conditions of this Lease are to remain confidential for Landlord’s benefit, and may not be disclosed by Tenant to anyone, by any manner or means, directly or indirectly, without Landlord’s prior written consent. The consent by Landlord to any disclosures shall not be deemed to be a waiver on the part of Landlord of any prohibition against any future disclosure.
(v)
Authority. Tenant (if a corporation, partnership or other business entity) hereby represents and warrants to Landlord that Tenant is a duly formed and existing entity qualified to do business in the state in which the Premises are located, that Tenant has full right and authority to execute and deliver this Lease, and that each person signing on behalf of Tenant is authorized to do so.
(w)
Green Building Requirements. Tenant acknowledges that the Building may be, or at some date in the future could be, certified under the LEED rating system. Tenant, at no material cost to Tenant, shall cooperate with Landlord to comply with Landlord’s sustainability practices.
(x)
Party in Interest/Prohibited Transactions. Tenant acknowledges that certain restrictions under the Internal Revenue Code, 26 U.S.C. Section 1 et seq. (the “Code”) may apply to distributions made by Landlord to its members, beneficiaries and participants. Accordingly, Tenant represents and warrants to Landlord that (a) Tenant is neither an employer, employing agency, member, beneficiary or participant; (b) Tenant has not made any contribution or contributions to Landlord; (c) neither an employer, employing agency, member, beneficiary nor participant, nor any person who has made any contribution to Landlord, nor any combination thereof, is related to Tenant by any relationship described in Section 267(b) of the Code; (d) neither Landlord nor its affiliates, related entities, agents, officers, directors or employees (collectively “Landlord Affiliates”) has received or will receive, directly or indirectly, any payment consideration or other benefit from, nor does any Landlord Affiliate have any agreement or arrangement with, Tenant or any person or entity affiliated with Tenant, relating to the transactions contemplated by this Lease except as expressly set forth in this Lease; and (e) except for publicly traded shares of stock or other publicly traded ownership interests, no Landlord Affiliate has any direct or indirect ownership interest in Tenant or any person or entity affiliated with Tenant.
(y)
Intentionally Omitted.
(z)
REIT Qualification. Landlord and Tenant agree that all Rent payable by Tenant to Landlord shall qualify as “rents from real property” within the meaning of Section 856(d) of the Code and the U.S. Department of Treasury Regulations promulgated thereunder (the “Regulations”). In the event that Landlord, in its sole and absolute discretion, determines that there is any risk that all or part of any Rent shall not qualify as “rents from real property” for the purposes of Section 856(d) of the Code and the Regulations promulgated thereunder, Tenant agrees (i) to reasonably cooperate with Landlord by entering into such amendment or amendments as Landlord deems necessary to qualify all Rents as “rents from real property,” and (ii) to permit an assignment of this Lease; provided, however, that any adjustments required pursuant to this Section 27(z) shall be made so as to produce the equivalent Rent (in economic terms) payable prior to such adjustment.

[EXECUTION COPY]

(aa)
Time. Time is of the essence with respect to (i) Tenant’s obligations under this Lease, and (ii) Tenant’s exercise of any expansion, renewal, extension or other rights granted to Tenant.
(bb)
Counterparts; Electronic Signatures; pdf. Delivery. This Lease may be executed by the parties hereto in separate counterparts either by using DocuSign or manual signatures (or both at either party’s option), and may be delivered in separate counterparts by electronic (“email”) delivery in “portable document format” (“pdf”). Each counterpart, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument. Delivery of an executed counterpart of the signature page to this Lease by pdf shall be as effective as delivery of a manually executed counterpart of this Lease and shall be given full legal effect in accordance with applicable laws.
(cc)
List of Exhibits. All exhibits and attachments attached hereto are incorporated herein by this reference.

Exhibit A	—	Outline of Premises
Exhibit B	—	Description of the Land
Exhibit C	—	Additional Rent, Taxes, and Insurance
Exhibit D	—	Tenant Improvement Allowance
Exhibit D-1	—	Construction of Initial Leasehold Improvements
Exhibit D-2	—	Description of Base Building Condition: Core and Shell Office Building Outline Specifications
Exhibit E	—	Building Rules and Regulations
Exhibit F	—	Form of Confirmation of Commencement Date Letter
Exhibit G	—	Renewal Option
Exhibit H	—	Intentionally Omitted
Exhibit I	—	Use Restrictions
Exhibit J	—	Form MOL

28.
Intentionally Omitted.
29.
Right of First Refusal. Subject to and upon the terms hereof, and further subject to any and all Superior Rights (as defined below), as further set forth below, and subject to and upon the terms and conditions of this Section 29, Landlord grants to Tenant the one-time right of first refusal (the “First Refusal Right”) to lease the First Refusal Space (as defined below), at any time during the Term, to the extent that any such space is or becomes available during the Term hereof. The First Refusal Right shall be on and subject to the following terms and conditions:
(a)
Conditions of First Refusal Right. The First Refusal Right is not effective or exercisable by Tenant, and Landlord shall have no obligation to provide any written notice (including, without limitation, a Third Party Offer Notice (as defined below)) or otherwise perform any other obligation under this Section 29 with respect to the First Refusal Right and/or the First Refusal Space (as defined below): (1) during the existence of any Event of Default by Tenant under this Lease beyond any applicable

[EXECUTION COPY]

notice and cure period; and/or (2) in the event that Tenant and/or a Permitted Transferee is not in occupancy of the entirety of the Premises.
(b)
First Refusal Space. As used herein, the term the “First Refusal Space” shall mean any contiguous, vacant office space on [***].
(c)
Third Party Offer; Offer Space. Should Landlord receive from a prospective third-party tenant an offer to lease the First Refusal Space or any premises within the building containing all or a portion of the First Refusal Space that Landlord is willing to accept, or should Landlord give a prospective third-party tenant an offer to lease the First Refusal Space or any premises within the Building containing all or a portion of the First Refusal Space, which offer Landlord anticipates the prospective third-party tenant will accept (the “Third Party Offer”), then Landlord agrees to promptly so notify Tenant in writing of the relevant economic terms of the Third Party Offer (each, individually, a “Third Party Offer Notice”). If the Third Party Offer contains space in addition to the First Refusal Space, then, if Tenant accepts the Third Party Offer, Tenant shall be required to lease all of the space that is the subject of the Third Party Offer (including, without limitation, any and all such space in addition to the First Refusal Space) (collectively, the “Offer Space”). For clarification, if the Offer Space identified in a Third Party Offer contains contiguous space in addition to the First Refusal Space (or any portion thereof), and Tenant timely accepts such Third Party Offer as provided in this Section 29, then Tenant shall be required to lease all of such Offer Space.
(d)
Acceptance Period; ROFR Acceptance Notice. Tenant shall have a period of five (5) days after Tenant’s receipt (or deemed receipt) of the Third Party Offer Notice from Landlord to Tenant within which to exercise the First Refusal Right (the “Acceptance Period”) by delivery to Landlord of written notice (i) indicating Tenant’s election to exercise of the First Refusal Right, and (ii) agreeing to lease all of the Offer Space identified in such Third Party Offer, subject to and upon all the terms and conditions as set forth in the Third Party Offer Notice (each, individually, a “ROFR Acceptance Notice”) on or before the last day of the Acceptance Period. If Tenant fails, or otherwise declines, to duly and timely deliver a ROFR Acceptance Notice to Landlord as and when required herein, then, in any such event, the First Refusal Right shall automatically lapse, and be of no further force or effect, and Landlord shall have no further obligation to provide any written notice (including, without limitation, a Third Party Offer Notice) to Tenant or otherwise perform any other obligation under this Section 29 with respect to the First Refusal Right and/or the First Refusal Space (or any portion(s) thereof), and Landlord shall be free, at Landlord’s option, in Landlord’s sole discretion, to lease the First Refusal Space.
(e)
Offer Space Amendment. If Tenant duly and timely delivers a ROFR Acceptance Notice to Landlord as and when required herein, then, within ten (10) Business Days after Landlord’s receipt of Tenant’s ROFR Acceptance Notice, Landlord shall deliver to Tenant a draft of a written amendment to this Lease adding the Offer Space identified in such Third Party Offer Notice to the Premises, which amendment shall subject such Offer Space to the terms and provisions of this Lease, except that all of the terms and conditions of the Third Party Offer Notice—including, without limitation, the Base Rent for the Offer Space, the lease term for the Offer Space, rent

[EXECUTION COPY]

abatement for the Offer Space (if any), any improvement allowance relating to such Offer Space (if any), and any other terms contained in the Third Party Offer Notice—shall be as set forth in the Third Party Offer Notice. Landlord and Tenant shall mutually agree upon and execute such amendment within ten (10) Business Days after Landlord's delivery of the draft to Tenant.
(f)
Condition of Offer Space. Tenant shall accept the Offer Space in the condition as provided in the Third Party Offer Notice (including any improvement allowance provided for therein, if any).
(g)
Initial Improvements to Offer Space. Tenant’s initial improvements to the Offer Space (if any) shall be designed and installed in accordance with Landlord’s and Tenant’s mutual written agreement at the time this First Refusal Right is exercised by Tenant, subject to the terms of the Third Party Offer Notice for the Offer Space, as applicable.
(h)
Expiration of First Refusal Right. If Tenant fails, or otherwise declines, to duly and timely exercise the First Refusal Right as and when required herein, then, in any such event, the First Refusal Right shall automatically lapse, and be of no further force or effect, and Landlord shall have no further obligation to provide any written notice (including, without limitation, a Third Party Offer Notice) to Tenant or otherwise perform any other obligation under this Section 29 with respect to the First Refusal Right and/or the First Refusal Space (or any portion(s) thereof), and Landlord shall be free, at Landlord’s option, in Landlord’s sole discretion, to lease the First Refusal Space substantially in accordance with the terms of the Third Party Offer Notice. Once all or any portion of the First Refusal Space has been leased by Tenant in accordance with the terms hereof and/or to any other tenant or third party, Tenant's First Refusal Right shall no longer apply to the First Refusal Space (and/or to the applicable portion(s) thereof, as the case may be).
(i)
Superior Rights. Notwithstanding any contrary provision contained herein, the First Refusal Right and any and all of Tenant's rights under this Section 29 are and shall be subject and subordinate to: (1) the rights and options of any and all other tenants or occupants (and their respective successors or assigns) and/or any other prospective tenants or occupants (and their respective successors or assigns) in the Building or elsewhere in the Project as of the Lease Date as such rights and/or options exist on the Lease Date, including, without limitation, the rights and options of [***] pursuant to that certain Office Lease Agreement between Landlord and Burns, as tenant, dated as of January 29, 2024; (2) the existing rights and options of any and all other third parties, as such rights and/or options exist on the Lease Date; and (3) Landlord’s right to renew or extend the term of the lease of any then-current tenant or occupant of the Offer Space, or any portion(s) thereof, regardless of whether or not such right is expressly specified in the terms such lease (the immediately foregoing items (1), (2), and (3) being collectively and individually referred to herein as, the “Superior Rights”), as applicable. Accordingly, Landlord shall not be obligated to give Tenant a Third Party Offer Notice respecting a Third Party Offer prior to or in conjunction with the exercise of any such rights or options in connection with any Superior Rights. Furthermore, Landlord shall have the right to renew or extend the lease of an existing tenant (and/or prospective tenant as of the Lease Date) of all or any portion

[EXECUTION COPY]

of the First Refusal Space without Tenant’s First Refusal Right being triggered and, therefore, without Landlord first being required to submit any Third Party Offer Notice to Tenant, and any such lease with any such tenant shall be superior to, but shall not have the effect of terminating, Tenant’s rights under this Section 29. Tenant acknowledges and agrees that Landlord may make simultaneous offers to lease all or any portion of the First Refusal Space to Tenant and to any tenant, occupant, or other third party holding Superior Rights, and thus, if the tenant, occupant, or other third party holding such Superior Rights elects to accept such offer from Landlord, then Landlord will not be bound by Landlord’s offer to Tenant. This Section 29 shall in no event constitute a covenant or guarantee by Landlord that the First Refusal Space, or any portion thereof, will be available for lease by Tenant at any time.
(j)
Additional Conditions to the First Refusal Right. The First Refusal Right granted to Tenant under this Section 29, and any and all other rights granted to Tenant under this Section 29 if any, are is personal to the original named Tenant hereunder as of the Lease Date, and any assignee pursuant to a Permitted Transfer, and in the event of any assignment of this Lease or sublease by Tenant (other than a Permitted Transfer that is an assignment to a Permitted Transferee in accordance with the terms herein), Tenant’s First Refusal Right to lease the First Refusal Space shall thenceforth automatically lapse and be void and of no further force or effect, and Landlord shall have no further obligation to provide any written notice (including, without limitation, a Third Party Offer Notice) to Tenant or otherwise perform any other obligation under this Section 29 with respect to the First Refusal Right and/or the First Refusal Space (or any portion(s) thereof), and Landlord shall be free, at Landlord’s option, in Landlord’s sole discretion, to lease the First Refusal Space.
(k)
Parking. On the date Tenant’s lease of the Offer Space commences, Tenant shall be entitled to receive an additional an additional four (4) unreserved parking spaces/permits per one thousand (1,000) rentable square feet of such Offer Space.
30.
Intentionally omitted.
31.
Early Occupancy. If and to the extent permitted by applicable laws, rules, and ordinances, Landlord shall provide Tenant with access to the Premises prior to the earlier of: (i) substantial completion of the Tenant Improvements (as defined in Exhibit D attached hereto and incorporated herein by reference) or (ii) the Commencement Date (as may be modified from time to time) in order to install furniture, fixtures, equipment, cabling, store equipment and personal property and otherwise prepare the Premises for occupancy, which right shall expressly exclude making any structural modifications to the Premises. During any such entry prior to the Commencement Date: (a) Tenant shall comply with all terms and conditions of this Lease, other than the obligation to pay Rent; (b) Tenant shall not interfere with Landlord’s completion of the of any Landlord work (if any), as applicable, and/or with the Substantial Completion of the Tenant Improvements; (c) Tenant shall cause its personnel, agents, and contractors to comply with the terms and conditions of Landlord’s rules of conduct (which Landlord agrees to furnish to Tenant upon Tenant’s written request therefor); and (d) Tenant shall not begin operation of Tenant’s business in the Premises. Tenant acknowledges and agrees that Tenant shall be responsible for obtaining any and all applicable permits and inspections relating to any such entry by Tenant.

[EXECUTION COPY]

Tenant further agrees that it shall be responsible for ensuring that its personal property is protected from dust and other debris, and in no event shall Landlord be responsible for any damage to any of Tenant’s personal property installed pursuant to this Section 31. During any such early occupancy, subject to the terms of this Section 31, Landlord, at no cost to Tenant or charge to Tenant’s consultant’s, contractors and subcontractors, shall provide to Tenant and its third-party contractor/subcontractors use of temporary restroom facilities, elevators, loading docks, parking, temporary electricity, water, and related facilities and utilities at the Building as may be reasonably necessary to enable Tenant and its third-party contractor/subcontractors to perform the work described in this Section 31, provided, however, that in no event shall Tenant, or its third-party contractors/subcontractors interfere with the use and enjoyment of the Building by any other tenant therein.

LANDLORD AND TENANT EXPRESSLY DISCLAIM ANY IMPLIED WARRANTY THAT THE PREMISES ARE SUITABLE FOR TENANT’S INTENDED COMMERCIAL PURPOSE, AND TENANT’S OBLIGATION TO PAY RENT HEREUNDER IS NOT DEPENDENT UPON THE CONDITION OF THE PREMISES OR THE PERFORMANCE BY LANDLORD OF ITS OBLIGATIONS HEREUNDER, AND, EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN, TENANT SHALL CONTINUE TO PAY THE RENT, WITHOUT ABATEMENT, DEMAND, SETOFF OR DEDUCTION, NOTWITHSTANDING ANY BREACH BY LANDLORD OF ITS DUTIES OR OBLIGATIONS HEREUNDER, WHETHER EXPRESS OR IMPLIED.

[SIGNATURES COMMENCE ON FOLLOWING PAGE]

[EXECUTION COPY]

This Lease is executed as of the Lease Date.

LANDLORD:

USEF HCG FENTON LLC,

a Delaware limited liability company

By: USEF HCG Fenton Venture LLC,

its Sole Member

By: HCG Fenton LLC,

its Administrative Manager

By: Hines Fenton MM LLC,

its Managing Member

By: Hines Fenton Associates LP,

its Sole Member

By: Hines Investment Management Holdings Limited Partnership,

its General Partner

By: HIMH GP LLC,

its General Partner

By: Hines Real Estate Holdings Limited Partnership,

its Sole Member

By: JCH Investments, Inc.,

its General Partner

By: /s/ Paul Zarian

Name: Paul Zarian

Title: Senior Managing Director

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

[Landlord’s Signature Page to Office Lease Agreement]

[EXECUTION COPY]

[SIGNATURES CONTINUE FROM PREVIOUS PAGE]

TENANT:

heron therapeutics, inc.,

a Delaware corporation

By: /s/ Ira Duarte

Name: Ira Duarte

Title: Chief Financial Officer

[Tenant’s Signature Page to Office Lease Agreement]

[EXECUTION COPY]

EXHIBIT A

TO

OFFICE LEASE AGREEMENT

(OUTLINE OF PREMISES)

[***]

A-1

[EXECUTION COPY]

EXHIBIT B

TO

OFFICE LEASE AGREEMENT

(DESCRIPTION OF THE LAND)

[***]

B-1

[EXECUTION COPY]

EXHIBIT C

TO

OFFICE LEASE AGREEMENT

(ADDITIONAL RENT, TAXES, AND INSURANCE)

[***]

C-1

[EXECUTION COPY]

EXHIBIT D

TO

OFFICE LEASE AGREEMENT

(TENANT IMPROVEMENT ALLOWANCE)

[***]

D-1

[EXECUTION COPY]

EXHIBIT D-1

TO

OFFICE LEASE AGREEMENT

(CONSTRUCTION OF INITIAL LEASEHOLD IMPROVEMENTS)

[***]

D-1–1

[EXECUTION COPY]

EXHIBIT D-2

TO

OFFICE LEASE AGREEMENT

(DESCRIPTION OF BASE BUILDING CONDITION: core and shell office building outline specifications)

[***]

D-2–1

[EXECUTION COPY]

EXHIBIT E

TO

OFFICE LEASE AGREEMENT

(BUILDING RULES AND REGULATIONS)

[***]

E-1

[EXECUTION COPY]

EXHIBIT F

TO

OFFICE LEASE AGREEMENT

(FORM OF CONFIRMATION OF COMMENCEMENT DATE)

CONFIRMATION OF COMMENCEMENT DATE

______________, 20___

__________________________
__________________________
__________________________
__________________________

Re: Office Lease Agreement (the “Lease”) dated July _____, 2025, between USEF HCG FENTON LLC, a Delaware limited liability company (“Landlord”), and heron therapeutics, inc., a Delaware corporation (“Tenant”). Capitalized terms used herein but not defined shall be given the meanings assigned to them in the Lease.

Ladies and Gentlemen:

Landlord and Tenant agree as follows:

1. Condition of Premises. Landlord has delivered the Premises to Tenant in the condition required under the Lease, and Landlord has performed all of its obligations under the Lease with respect to the Premises (if any), and Tenant has accepted the Premises upon the delivery thereof by Landlord subject to the terms and conditions of the Lease. Furthermore, Tenant acknowledges that the Premises are suitable for the Permitted Use and that the rentable square footage of the Premises is approximately 16,837 rentable square feet, more or less.

2. Commencement Date. The Commencement Date of the Lease is __________, 20___.

3. Expiration Date. The Term is scheduled to expire on the last day of the ___ full calendar month of the Term, which date is ______________, 20___.

4. Rentable Square Footage. The rentable square footage of the Premises is ________ rentable square feet.

5. Contact Person. Tenant’s contact person in the Premises is:

Attention:
Telephone:
Email:

6. Ratification. Tenant hereby ratifies and confirms its obligations under the Lease, and represents and warrants to Landlord that it has no defenses thereto. Additionally, Tenant further confirms and ratifies that, as of the date hereof, (a) the Lease is and remains in good standing and in full force and effect, and (b) Tenant has no claims, counterclaims, set-offs or defenses against Landlord arising out of the Lease or in any way relating thereto or arising out of any other transaction between Landlord and Tenant.

7. Binding Effect; Governing Law. Except as modified hereby, the Lease shall remain in full effect and this letter shall be binding upon Landlord and Tenant and their respective successors and assigns. If any

[EXECUTION COPY]

inconsistency exists or arises between the terms of this letter and the terms of the Lease, the terms of this letter shall prevail. This letter shall be governed by the laws of the state in which the Premises are located.

Please indicate your agreement to the above matters by signing this letter in the space indicated below and returning an executed original to us.

Sincerely,

LANDLORD:

USEF HCG FENTON LLC,

a Delaware limited liability company

By: USEF HCG Fenton Venture LLC,

its Sole Member

By: HCG Fenton LLC,

its Administrative Manager

By: Hines Fenton MM LLC,

its Managing Member

By: Hines Fenton Associates LP,

its Sole Member

By: Hines Investment Management Holdings Limited Partnership,

its General Partner

By: HIMH GP LLC,

its General Partner

By: Hines Real Estate Holdings Limited Partnership,

its Sole Member

By: JCH Investments, Inc.,

its General Partner

By:

Name: Paul Zarian

Title: Senior Managing Director

[Tenant’s Signature Page Follows]

[EXECUTION COPY]

Agreed and accepted:

TENANT:

heron therapeutics, inc.,

a Delaware corporation

By:
Name:
Title:

[Tenant’s Signature Page to Confirmation of Commencement Date]

[EXECUTION COPY]

EXHIBIT G

TO

OFFICE LEASE AGREEMENT

(RENEWAL OPTION)

[***]

G-1

[EXECUTION COPY]

EXHIBIT H

TO

OFFICE LEASE AGREEMENT

(INTENTIONALLY OMITTED)

H-1

[EXECUTION COPY]

EXHIBIT I

TO

OFFICE LEASE AGREEMENT

(USE RESTRICTIONS)

[***]

I-1

[EXECUTION COPY]

EXHIBIT J

TO

OFFICE LEASE AGREEMENT

(form memorandum of lease)

Prepared by and after recording return to:

Moore & Van Allen, PLLC

100 North Tryon Street, Suite 4700

Charlotte, North Carolina 28202

STATE OF NORTH CAROLINA

COUNTY OF MECKLENBURG

MEMORANDUM OF LEASE

by and between

USEF HCG FENTON LLC,

a Delaware limited liability company

(as “Landlord”)

and

heron therapeutics, inc.,

a Delaware corporation

(as “Tenant”)

dated as of _________________ _______, 2025

[EXECUTION COPY]

MEMORANDUM OF LEASE

THIS MEMORANDUM OF LEASE (this “Memorandum”) is made as of the _________ day of _______________, 202__, by and between USEF HCG FENTON LLC, a Delaware limited liability company (“Landlord”), and heron therapeutics, inc., a Delaware corporation (“Tenant”).

W I T N E S S E T H:

WHEREAS, Landlord is the owner of that certain real property located in Cary, North Carolina, as more fully described on Exhibit A attached hereto and made a part hereof (the “Property”); and

WHEREAS, Landlord and Tenant have entered into that certain Office Lease Agreement, dated as of August _______, 2025 (the “Lease”), for the lease of that certain space known as Suite 300, containing approximately 16,837 rentable square feet, more or less (the “Premises”), located on the third (3rd) floor of that certain building located at or near 25 Fenton Main Street, Cary, North Carolina 27511, on terms more fully set forth therein; and

WHEREAS, the parties hereto desire to execute and record a memorandum of the Lease as set forth in this Memorandum.

NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, hereby agree as follows:

1.
Tenant. The name of Tenant is heron therapeutics, inc., a Delaware corporation.
2.
Landlord. The name of Landlord is USEF HCG FENTON LLC, a Delaware limited liability company.
3.
Addresses.
i.
Tenant’s address is: Prior to Commencement Date:

Heron Therapeutics, Inc.

100 Regency Forest Drive, Suite 300

Cary, NC 27518

Attention: Melissa Jarel

After Commencement Date:

Heron Therapeutics, Inc.

25 Fenton Main Street

Cary, North Carolina 27511, Suite 300

Attention: Melissa Jarel

ii.
Landlord’s address is: USEF HCG FENTON LLC

c/o Hines Interests Limited Partnership

201 Fenton Gateway Drive, Suite 10

Cary, NC 27511

Attn: Paul Zarian

With required copies to:

USEF HCG FENTON LLC

383 17th Street, Suite 100

Atlanta, Georgia 30363

Attn: Fenton Asset Manager

[EXECUTION COPY]

and

USEF HCG FENTON LLC

c/o Hines Interests Limited Partnership

201 Fenton Gateway Drive, Suite 10

Cary, NC 27511

Attn: Robert Canepa

4.
Date of Lease. The Lease is dated effective as of August ________, 2025 (the “Lease Date”).
5.
Premises; description of property. The Premises consists of that certain space known as as Suite 300, containing approximately 16,837 rentable square feet, more or less (the “Premises”), located on the third (3rd) floor of that certain building located at or near 25 Fenton Main Street, Cary, North Carolina 27511. The Property on which the Premises is located is more fully described on Exhibit A attached hereto and made a part hereof by reference.
6.
Term. The term of the Lease shall be for a maximum of one hundred eleven (111) full calendar months, commencing on the Commencement Date (as defined in the Lease) and ending at 5:00 p.m. local time on the last day of the one hundred eleventh (111th) full calendar month following the Commencement Date, subject to adjustment and earlier termination as provided in the Lease (the “Initial Term”), and subject to Tenant’s option to extend the Initial Term of the Lease for up to one (1) additional period of eighty-four (84) full consecutive calendar months, commencing immediately after the expiration of the Initial Term, subject to and upon the terms of the Lease.
7.
Incorporation by Reference; Conflicts. All provisions of the Lease are hereby incorporated herein by reference. To the extent that any of the terms hereof conflict with the terms of the Lease, the terms of the Lease shall control. The foregoing recitals are hereby incorporated herein by reference as if fully set forth herein and the parties hereto acknowledge and agree that such recitals are true and accurate as of the date hereof.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[SIGNATURES ON FOLLOWING PAGE(S)]

[EXECUTION COPY]

IN WITNESS WHEREOF, the parties hereto have caused this Memorandum to be executed as of the ____ day of ______________, 2025.

LANDLORD:

USEF HCG FENTON LLC,

a Delaware limited liability company

By: USEF HCG Fenton Venture LLC,

its Sole Member

By: HCG Fenton LLC,

its Administrative Manager

By: Hines Fenton MM LLC,

its Managing Member

By: Hines Fenton Associates LP,

its Sole Member

By: Hines Investment Management Holdings Limited Partnership,

its General Partner

By: HIMH GP LLC,

its General Partner

By: Hines Real Estate Holdings Limited Partnership,

its Sole Member

By: JCH Investments, Inc.,

its General Partner

By:

Name: Paul Zarian

Title: Senior Managing Director

STATE OF _____________________

COUNTY OF ___________________

I, ____________________________, a Notary Public for said County and State, do hereby certify that Paul Zarian, as the Senior Managing Director of JCH Investments, Inc., as the General Partner of Hines Real Estate Holdings Limited Partnership, as the Sole Member of HIMH GP LLC, as the General Partner of Hines Investment Management Holdings Limited Partnership, as the General Partner of Hines Fenton Associates LP, as the Sole Member of Hines Fenton MM LLC, as the Managing Member of HCG Fenton LLC, as the Administrative Manager of USEF HCG Fenton Venture LLC, as the Sole Member of USEF HCG FENTON LLC, a Delaware limited liability company, personally appeared before me this day and acknowledged the due execution of the foregoing instrument on behalf of said limited liability company.

Witness my hand and official stamp or seal, this ____ day of _________________, 2025.

_______________________________________

Signature of Notary Public

Printed Name: ______________________________________

My Commission Expires: _____________________________

[NOTARIAL SEAL]

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

[EXECUTION COPY]

TENANT:

heron therapeutics, inc.,

a Delaware corporation

By:

Name:

Title:

STATE OF _____________________

COUNTY OF ___________________

I, ____________________________, a Notary Public for said County and State, do hereby certify that _______________________________________, as the ______________________________ of heron therapeutics, inc.,, a Delaware corporation, personally appeared before me this day and acknowledged the due execution of the foregoing instrument on behalf of said corporation

Witness my hand and official stamp or seal, this ____ day of _________________, 2025.

_______________________________________

Signature of Notary Public

Printed Name: ______________________________________

My Commission Expires: _____________________________

[NOTARIAL SEAL]

[Tenant’s Signature Page to Memorandum of Lease]

[EXECUTION COPY]

EXHIBIT A

TO

MEMORANDUM OF LEASE

Legal Description OF THE PROPERTY

[***]

[EXECUTION COPY]

EXHIBIT K

TO

OFFICE LEASE AGREEMENT

(form CURRENT MORTGAGEE SNDA)

SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

This instrument was prepared by and

when recorded should be returned to:

_________________________________

_________________________________

_________________________________

_________________________________

_________________________________

THIS SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT (this “Agreement”) is made and entered into as of the ____day of _______________________, 20 , by and among heron therapeutics, inc., a Delaware corporation (“Tenant”) and NEW YORK LIFE INSURANCE COMPANY, a New York mutual insurance company (“Lender"), the principal address of which is 51 Madison Avenue, New York, New York 10010, and USEF HCG FENTON LLC, a Delaware limited liability company (“Borrower” or “Landlord”).

RECITALS:

A. Lender has agreed to make a mortgage loan (the “Loan”) to Borrower in the amount of $[***] to be secured by, among other things, a deed of trust (and together with any modification, reinstatement, extension, renewal, supplement, consolidation or replacement of such deed of trust, any advance or re-advance with interest thereon and any other deed of trust on the property encumbered by such deed of trust that may hereafter be held by

[EXECUTION COPY]

Lender, collectively, (the “Mortgage”) on the real property legally described in Exhibit A attached hereto (the “Premises”);

B. Tenant is the present tenant under an Office Lease Agreement dated August ______ 2025, between Landlord and Tenant, demising a portion of the Premises (said lease and all amendments now or hereafter executed with respect thereto, collectively, the “Lease”);

C. The Loan terms require that Tenant subordinate the Lease and its interest in the Premises in all respects to the lien of the Mortgage and that Tenant attorn to Lender; and

D. In return, pursuant to, and subject to this Agreement, Lender is agreeable to not disturbing Tenant's possession of the portion of the Premises demised by the Lease (the “Demised Premises”), so long as Tenant is not in default under the Lease, beyond any applicable notice and cure period set forth in the Lease.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

AGREEMENTS:

1. Subordination. The Lease, and the rights of Tenant in, to and under the Lease and the Demised Premises are hereby subjected and subordinated to the lien of the Mortgage.

2. Tenant Not to Be Disturbed. In the event of foreclosure of the Mortgage or upon a sale of the Premises pursuant to a trustee's power of sale contained therein and provided that Tenant (a) is not in default under the Lease beyond any applicable notice and cure period set forth in the Lease and (b) has not prepaid the rent, except monthly, in advance, as provided by the terms of the Lease, (y) Lender will not join Tenant in the foreclosure proceedings, unless required by law for a valid foreclosure, but in such event, no judgment foreclosing the Lease will be sought and any trustee’s sale will be made subject to the Lease and this Agreement and (z) Lender will not disturb the use and occupancy of Tenant under the Lease.

3. Tenant to Attorn to Lender.

(a) In the event of foreclosure of the Mortgage, upon a sale of the Premises pursuant to a trustee's power of sale contained therein or upon a transfer of the Premises by a deed in lieu of foreclosure (each and collectively, the “Exercise of Remedies”), then so long as Tenant is not in default under the Lease beyond any applicable notice and cure period set forth in the Lease (other than such default which Lender, in its sole discretion, elects to disregard for the purposes of this sentence), the Lease (subject to Section 4 below) shall continue in full force and effect as a direct lease between the successor owner of the Premises (such successor owner, including Lender, if Lender becomes the successor owner, “Successor Owner”) and Tenant, upon and subject to all of the terms, covenants and conditions of the Lease for the balance of the term of the Lease.

(b) Upon any Exercise of Remedies, Tenant shall attorn to and recognize Successor Owner as landlord under the Lease and shall be automatically bound by all of the obligations imposed on tenant by the Lease. Such attornment and recognition shall be self-operative, without the need for any further documentation. Nevertheless, Tenant shall execute and deliver to Successor Owner such further assurances and other documents confirming the foregoing as Successor Owner may reasonably request, including a new lease as set forth in Section 11.

(c) Tenant waives the provisions (i) contained in the Lease or any other agreement relating thereto and (ii) of any statute or rule of law now or hereafter in effect which, in either case, may give or purport to give it any right or election to terminate or otherwise adversely

[EXECUTION COPY]

affect the Lease and the obligations of Tenant thereunder by reason of any Exercise of Remedies.

4. Limitations. Notwithstanding the foregoing, Successor Owner shall not in any event be:

(a) liable for any act or omission of any prior landlord (including Landlord);

(b) obligated to cure any defaults of any prior landlord (including Landlord) which occurred prior to the time that Successor Owner succeeded to the interest of such prior landlord under the Lease;

(c) subject to any offsets or defenses which Tenant may be entitled to assert against any prior landlord (including Landlord);

(d) bound by any payment of rent or additional rent by Tenant to any prior landlord (including Landlord) for more than one month in advance;

(e) bound by any amendment or modification of the Lease made without the written consent of Lender or other Successor Owner; and

(g) liable or responsible for, or with respect to, the retention, application and/or return to Tenant of any security deposit paid to any prior landlord (including Landlord), whether or not still held by such prior landlord, unless and until Successor Owner has actually received for its own account, as landlord, the full amount of such security deposit.

5. Acknowledgment of Assignment of Lease and Rent. Tenant acknowledges that the rent and all other sums due under the Lease (collectively, the “Rent”) have been assigned or will be assigned to Lender as security for the Loan. In the event that Lender notifies Tenant of a default under the Mortgage and demands that Tenant pay the Rent to Lender or Lender’s designee, Tenant will honor such demand. By its execution hereof, Borrower expressly consents to the foregoing.

6. Limited Liability. Tenant acknowledges that in all events, the liability of Lender and Successor Owner shall be limited and restricted to their respective interests in the Premises and shall in no event exceed such interests.

7. Lender's Right to Notice of Default and Option to Cure. Tenant will give written notice to Lender of any default by Landlord under the Lease (the “Default Notice”), by mailing a copy of the Default Notice by certified mail, postage prepaid, addressed as set forth below (or to such other address as may be specified from time to time by Lender to Tenant).

To Lender: NEW YORK LIFE INSURANCE COMPANY

c/o New York Life Real Estate Investors

51 Madison Avenue

New York, New York 10010-1603

Attention: Senior Director – Loan Management

Loan No.: [***]

If a default under the Lease would entitle Tenant to cancel the Lease or abate the Rent, then such cancellation or abatement will not be effective unless Tenant has provided Lender with the Default Notice and the cure period required by this Section. Lender shall have the right, but not the obligation, to cure any default by Landlord under the Lease by the later of (a) the expiration of the cure period applicable to Landlord and (b) thirty (30) days after Lender’s receipt of the Default Notice. However, if Lender cannot reasonably remedy a non-monetary default without obtaining possession of the Premises, then provided that Lender promptly advises Tenant of its intention to cure the default and promptly and diligently prosecutes

[EXECUTION COPY]

the necessary proceedings to secure such possession, Lender shall have a reasonable period of time after it obtains possession of the Premises to cure such default.

8. Successors and Assigns. The provisions of this Agreement are binding upon and shall inure to the benefit of the heirs, successors and assigns of the parties to this Agreement.

9. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties to this Agreement may execute this Agreement by signing any such counterpart.

10. Governing Law. This Agreement shall be construed and enforced according to the law of the state in which the Premises are located, other than such law with respect to conflicts of law.

11.
New Lease. Upon an Exercise of Remedies, at the request of Successor Owner, Tenant will enter into a new lease of the Premises with Successor Owner upon the same terms and conditions as the Lease, which new lease shall cover any unexpired term of the Lease existing prior to the Exercise of Remedies.

12.
Conflict. This Agreement supersedes any inconsistent provisions of the Lease, and may not be amended or modified except by an agreement in writing executed by all parties to this Agreement.

13.
No Modification. Nothing contained in this Agreement shall be construed to derogate from or in any way impair or affect the lien and charge or provisions of the Mortgage, except as specifically set forth herein.

14.
Non‑Disturbance. Tenant agrees that this Agreement satisfies any condition or requirement in the Lease relating to the granting of a non-disturbance agreement.

15.
Miscellaneous. Time is of the essence with respect to all obligations under this Agreement. This Agreement may be modified only by an instrument in writing executed by the party against whom enforcement is sought. Any waivers granted hereunder must be in writing. This Agreement contains the entire agreement between Lender and Tenant relating to the subject matter hereof and supersedes entirely any and all prior written or oral agreements with respect thereto. The unenforceability or invalidity of any provision of this Agreement as to any party or circumstance shall not render that provision unenforceable or invalid as to any other party or circumstance and all provisions hereof, in all other respects, shall remain valid and enforceable.

IN WITNESS WHEREOF, the parties hereto have executed these presents, under seal, as of the day and year first above written.

[SIGNATURE PAGES TO FOLLOW]

[EXECUTION COPY]

TENANT:

heron therapeutics, inc.,

a Delaware corporation

By:

(Signature)

(Printed Name of Signatory)

Its:

(Title)

[Corporate Seal]

_____________ County,

State of ___________________

I certify that the following person(s) personally appeared before me this day, each acknowledging to me that he or she signed the foregoing document:

_________________________________________

name(s) of principal(s)

Date: ____________________ _________________________________________

(official signature of Notary)

_____________________________, Notary Public

(Notary's printed or typed name)

(Official Seal) My commission expires: _______________

[EXECUTION COPY]

LENDER:

NEW YORK LIFE INSURANCE COMPANY,

a New York mutual insurance company

By:

(Signature)

(Printed Name)

Its:

(Title)

[SEAL]

_____________ County, State of ___________________

I certify that the following person(s) personally appeared before me this day, each acknowledging to me that he or she signed the foregoing document:

_________________________________________

name(s) of principal(s)

Date: ____________________ _________________________________________

(official signature of Notary)

_____________________________, Notary Public

(Notary's printed or typed name)

(Official Seal) My commission expires: _______________

[EXECUTION COPY]

The terms of the above Agreement are hereby consented, agreed to and acknowledged.

BORROWER:

USEF HCG FENTON LLC,

a Delaware limited liability company

By: USEF HCG Fenton Venture LLC,

its Sole Member

By: HCG Fenton LLC,

its Administrative Manager

By: Hines Fenton MM LLC,

its Managing Member

By: Hines Fenton Associates LP,

its Sole Member

By: Hines Investment Management Holdings Limited Partnership,

its General Partner

By: HIMH GP LLC,

its General Partner

By: Hines Real Estate Holdings Limited Partnership,

its Sole Member

By: JCH Investments, Inc.,

its General Partner

By: [SEAL]

Name: Paul Zarian

Title: Senior Managing Director

[EXECUTION COPY]

_____________ County,

State of ___________________

I certify that the following person(s) personally appeared before me this day, each acknowledging to me that he or she signed the foregoing document:

_________________________________________

name(s) of principal(s)

Date: ____________________ _________________________________________

(official signature of Notary)

_____________________________, Notary Public

(Notary's printed or typed name)

(Official Seal) My commission expires: _______________

[EXECUTION COPY]

Exhibit A

TO

SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

(DESCRIPTION OF REAL PROPERTY)

[***]